SAFECO Mutual Funds
Semiannual Report

SAFECO Stock Funds

Report From the Fund Manager

SAFECO Growth Opportunities Fund

As of June 30, 2002

Thomas M. Maguire

How did the Fund perform?
During the six-month period ending June 30, 2002, the SAFECO Growth Opportunities Fund underperformed its benchmark index, the Russell 2000. The magnitude of the underperformance was significant, as the Fund had its share of companies miss earnings targets during the period. Year-to-date, the SAFECO Growth Opportunities Fund is down 17.14% versus the Russell 2000, which is down 4.70%.

As for longer-term performance, it is interesting to note that performance for the Fund over the five-year time period is higher than its benchmark index. This happened even with the underperformance the Fund had these first six months of 2002, and with my reluctance to play the Internet/technology bubble of 1999, and with the Fund owning too much technology in 2000.

What factors impacted performance?
The SAFECO Growth Opportunities Fund had disappointing news in a number of its sizeable holdings during the period.

For example, Matria Healthcare was down 76% after it was unable to secure several key contracts. RMH Teleservices dropped 64% after its largest customer, MCI Communications (a WorldCom subsidiary) became entangled in the nation’s ever-expanding accounting scandals. PLATO Learning lost 40% after budget-crunched school districts slowed spending and forced the company to lower its earnings guidance. TMP Worldwide slid 49% as the ongoing recession began to take its toll on the company’s largest subsidiary, the job-posting site Monster.com.

Still, there were a few names that appreciated significantly, including Rent-Way and Prime Medical Services—both of which were up 100% or more at June 30.

What changes did you make and why?
The SAFECO Growth Opportunities Fund did not make any wholesale changes during the period. Instead, I am continuing along the carefully crafted path that has served it well.

When bear markets are upon us, some stocks get hit worse than others while others hold up relatively well. I have selectively and cautiously decreased positions in stocks that have fared well, while adding to stocks that have been hit hard, but where the fundamentals remain intact. The logic behind this strategy is that when the market turns, companies that are operationally sound but have suffered immensely should bounce back and provide a better return than companies whose stocks did not get severely punished during the downturn.

What is your outlook for the future?
While there are signs that the economy is coming out of a recession, it seems to have no bearing on what continues to be a bear market. Still, it appears that we are now in the capitulation stage of the market cycle. This usually marks the final stage of a bear market, and is characterized by wholesale selling regardless of valuation or fundamentals. If this is the case, I believe investments made now will look

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

SAFECO Growth Opportunities Fund

As of June 30, 2002

positive 12 to 18 months from now. Although I cannot predict exactly when this will happen, I can tell you I feel that the bottom is close.

In a bear market, some stocks get hit so hard they sell at single-digit price earnings multiples or near the cash-per-share level the companies have on their balance sheets, often declining 50%, 60%, 70% and more. The silver lining behind all this bad news is that it is from these depressed stock levels that bull markets are born.

After managing the SAFECO Growth Opportunities Fund for almost 13 years, I have been through difficult markets. There is always another side to a bear market and that is what I’m preparing for. I am selectively purchasing stocks with the potential for great returns from depressed prices. What many forget in times like these is that there are opportunities out there.

Thomas M. Maguire, MBA

Vice President of SAFECO Asset Management; BA Business Administration, University of Washington (1976); MBA, University of Washington (1980)

Thomas M. Maguire started his investment career as an equity analyst at SAFECO in 1981. In 1984, he became a co-portfolio manager of the SAFECO Equity Fund, and in 1989 assumed sole responsibility for the SAFECO Growth Opportunities Fund.

Performance Overview & Highlights

SAFECO Growth Opportunities Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO Growth Opportunities Fund	(17.14)%	(19.84)%	5.11%	12.94%
Russell 2000 Index	(4.70)%	(8.60)%	4.44%	10.96%
Lipper, Inc. (Small-Cap Core Funds)	(3.42)%	(3.98)%	7.59%	12.50%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Health Care Equipment	16%
Diversified Commercial Services	15
Biotechnology	11
Health Care Supplies	7
Application Software	7

TOP TEN HOLDINGS	Percent of Net Assets

Rent-Way, Inc. (Diversified Financial Services)	5.4%
NCO Group, Inc. (Diversified Commercial Services)	5.3
Conceptus, Inc. (Health Care Equipment)	4.8
PolyMedica Corp. (Health Care Supplies)	4.8
MICROS Systems, Inc. (Application Software)	4.6
TMP Worldwide, Inc. (Advertising)	4.4
Iron Mountain, Inc. (Diversified Commercial Services)	3.9
Serologicals Corp. (Biotechnology)	3.9
United Stationers, Inc. (Office Services & Supplies)	3.3
Corinthian Colleges, Inc. (Diversified Commercial Services)	2.4

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

TMP Worldwide, Inc.	$14,623
Med-Design Corp.	12,417
Stellent, Inc.	11,472
IMPCO Technologies, Inc.	11,124
La Jolla Pharmaceutical Co.	8,962

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

iShares Russell 2000 Index Fund	$40,422
iShares S&P SmallCap 600 Index Fund	16,667
Rent-A-Center, Inc.	13,937
Lumenis, Ltd.	13,803
Identix, Inc.	13,765

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Growth Opportunities Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—98.5%

Advertising—4.4%
1,310,000	*	TMP Worldwide, Inc.	$28,165

Application Software—7.0%
217,500	*	CryptoLogic, Inc.	1,907
1,061,928	*†	MICROS Systems, Inc.	29,426
1,239,766	*†	PLATO Learning, Inc.	12,236
235,898	*	Private Business, Inc.	873

Auto Parts & Equipment—2.9%
287,700		Autoliv, Inc.	7,250
859,500	*†	IMPCO Technologies, Inc.	11,259

Banks—1.3%
247,435		Doral Financial Corp.	8,262

Biotechnology—10.9%
499,700	*	Applied Molecular Evolution, Inc.	2,888
1,160,000	*	AtheroGenics, Inc.	8,317
664,800	*	Bio-Technology General Corp.	3,995
475,000	*	Cellegy Pharmaceuticals, Inc.	1,045
449,400	*	Ista Pharmaceuticals, Inc.	405
953,200	*†	North American Scientific, Inc.	9,742
587,500	*	Novavax, Inc.	2,503
410,300	*	Pain Therapeutics, Inc.	3,430
370,600	*	SangStat Medical Corp.	8,516
1,345,356	*†	Serologicals Corp.	24,607
571,600	*	SuperGen, Inc.	4,150

Casinos & Gaming—1.2%
424,300	*	Station Casinos, Inc.	7,574

Catalog Retail—0.1%
479,500	*†	Concepts Direct, Inc.	623

Computer Storage & Peripherals—0.0%
43,300	*	iManage, Inc.	145

Diversified Commercial Services—15.3%
459,900	*	Corinthian Colleges, Inc.	15,586
291,600	*	FirstService Corp.	7,369
805,980	*	Iron Mountain, Inc.	24,864
1,539,552	*†	NCO Group, Inc.	33,531
222,900	*	Rent-A-Center, Inc.	12,930
608,400	*	ResortQuest International, Inc.	3,468

Diversified Financial Services—5.4%
2,669,800	*†	Rent-Way, Inc.	34,574

Environmental Services—0.4%
312,900	*	Newpark Resources, Inc.	2,300

Footwear—1.0%
334,900	*	Steven Madden, Ltd.	6,641

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Distributors & Services—1.2%
606,200	*	MIM Corp.	$7,329

Health Care Equipment—15.7%
300,150	*	ABIOMED, Inc.	2,545
329,000	*	Aksys, Ltd.	2,270
395,350	*	Align Technology, Inc.	1,598
455,000	*†	American Medical Alert Corp.	1,187
1,854,300	*†	Conceptus, Inc.	30,577
536,600	*	Cytyc Corp.	4,089
1,147,900	*	Endocare, Inc.	15,164
301,800	*	INAMED Corp.	8,064
175,550	*	Lifeline Systems, Inc.	4,624
1,300,000	*	LifePoint, Inc. (Illiquid) (acquired 3/27/02)**††	3,370
443,200	*	Lumenis, Ltd.	1,644
1,044,800	*†	Med-Design Corp.	13,520
1,800,000	*†	PhotoMedex, Inc. (Illiquid) (acquired 6/12/02)**††	2,592
490,300	*†	Physiometrix, Inc.	402
199,000	*	SonoSite, Inc.	2,872
861,000	*†	SpectRx, Inc.	3,366
586,200	*	STAAR Surgical Co.	2,415

Health Care Facilities—4.0%
842,175	*†	Matria Healthcare, Inc.	6,923
1,226,300	*†	Prime Medical Services, Inc.	14,250
636,800	*	Res-Care, Inc.	4,216

Health Care Supplies—7.2%
1,195,200	*†	PolyMedica Corp.	30,525
1,127,500	*	Thoratec Corp.	10,136
347,600	*	VIVUS, Inc.	2,353
134,000	*	Wright Medical Group, Inc.	2,701

Integrated Telecommunications Services—1.0%
968,672	*	RMH Teleservices, Inc.	6,655

Internet Software & Services—2.6%
2,365,188	*	InfoSpace, Inc.	1,064
1,341,003	*†	Stellent, Inc.	6,142
374,500	*	Websense, Inc.	9,576

IT Consulting & Services—1.1%
1,069,508	*	CIBER, Inc. (Illiquid) (acquired 4/25/02)**††	6,978

Managed Health Care—1.1%
300,700	*	AmeriPath, Inc.	7,217

Office Services & Supplies—3.3%
688,800	*	United Stationers, Inc.	20,940

Paper Packaging—1.2%
641,200		Intertape Polymer Group, Inc.	7,444

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Growth Opportunities Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Personal Products—2.8%
728,600	*	Elizabeth Arden, Inc.	$12,751
347,200	*	Nu Skin Enterprises, Inc. (Class A)	5,052

Pharmaceuticals—5.2%
200,000	*	Axcan Pharma, Inc.	2,988
200,000	*	Connetics Corp.	2,584
1,149,425	*	Discovery Laboratories, Inc.	2,011
216,735	*	Emisphere Technologies, Inc.	891
404,300	*	Impax Laboratories, Inc.	3,028
1,216,000	*	La Jolla Pharmaceutical Co.	7,600
835,000	*†	Nastech Pharmaceutical Co., Inc.	13,719

Property & Casualty Insurance—0.3%
465,000		Vesta Insurance Group, Inc.	1,990

Semiconductors—0.1%
730,200	*	SONICblue, Inc.	752

Specialty Chemicals—0.9%
320,100	*	Eden Bioscience Corp.	637
530,000	*	Omnova Solutions, Inc.	4,452
33,300		PolyOne Corp.	375

Specialty Stores—0.3%
542,213	*†	Harold’s Stores, Inc.	1,437
710,000	*†	TRM Copy Centers Corp.	604

Systems Software—0.1%
831,700	*†	Sphinx International, Inc. (Illiquid)	507

Telecommunications Equipment—0.3%
465,000	*	Innotrac Corp.	2,246

Wireless Telecommunications Services—0.2%
353,000	*	Western Wireless Corp. (Class A)	1,144

TOTAL COMMON STOCKS (cost $661,504)			628,097

WARRANTS—0.9%

Health Care Equipment—0.3%
113,750	*	American Medical Alert Corp.††	114
92,625	*	Endocare, Inc.††	589
260,000	*	LifePoint, Inc. (Illiquid) (acquired 3/27/02)**††	335
450,000	*	PhotoMedex, Inc. (Illiquid) (acquired 6/12/02)**††	462
172,200	*	SpectRx, Inc.††	332

Integrated Telecommunications Services—0.2%
345,724	*	RMH Teleservices, Inc.††	1,439

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—0.4%
229,885	*	Discovery Laboratories, Inc.††	$117
217,500	*	Nastech Pharmaceutical Co., Inc.††	2,579

TOTAL WARRANTS (cost $43)			5,967

CASH EQUIVALENTS—0.7%

Investment Companies
4,296,048		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	4,296

TOTAL CASH EQUIVALENTS (cost $4,296)			4,296

TOTAL INVESTMENTS (cost $665,843)—100.1%			638,360

Other Assets, less Liabilities			(495)

NET ASSETS			$637,865

*	Non-income producing security.
**
Securities are unregistered and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $14,099,000 and the total value is $13,737,000 or 2.15% of net assets.

†	Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5% or more of the outstanding voting shares of the company). Total cost of such securities is $272,376,000.
††	Securities are valued at fair value as determined by, and under supervision of, the Board of Trustees.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Equity Fund

As of June 30, 2002
Richard Meagley

How did the Fund perform?
During the six-month period, the SAFECO Equity Fund performed poorly versus its benchmark, the S&P 500 index. The Fund and the S&P 500 were down 17.50% and 13.16%, respectively. Even in these trying times for both the market and the economy, shareholders should find comfort in the types of companies this Fund owns. These companies have delivered strong earnings over time, they continue to have solid fundamentals, and I believe these stocks will emerge from the current market slump in good condition.

What factors impacted performance?
Slightly over half of the year-to-date shortfall can be attributed to four stocks: Tyco International, AOL Time Warner, El Paso and Qwest Communications. Each company grew quickly in the last half of the 1990s. However, when the slowdown arrived, it became apparent that for these companies past growth was no indicator of future potential. All of these stocks dropped significantly in the first half of the year.

The healthcare sector also hurt performance. The severity and length of the earnings problems for companies with major patent expirations have been greater than I expected. Also, several companies without patent issues are experiencing earnings slowdowns.

Finally, holdings in what I would call “mega-cap” stocks hurt the Fund. Though this is a large-cap fund, I own more shares than the benchmark in big names like General Electric, Citigroup, Pfizer and Intel. On average, this group turned in a year-to-date performance that is worse than the benchmark.

What changes did you make and why?
I sold the Fund’s Tyco International and Qwest positions, because the long-term case for continuing with the investments was no longer intact. I kept AOL Time Warner and El Paso, because I believe the current prices are attractive even on materially reduced future expectations.

In healthcare, I sold the companies that find themselves in the midst of working through major patent expirations: Bristol-Myers Squibb, Schering-Plough and Merck. I took a new position in Pharmacia (on July 15, Pfizer announced plans to acquire Pharmacia), plus added to my positions in Abbott Laboratories and Wyeth. This last group of companies possesses less future risk relative to negative earnings revisions, yet sell at valuations close to the group of companies that I sold.

In the mega-cap arena, I reduced holdings in Wal-Mart, Microsoft and Intel, because near-term valuations no longer support maintaining the current position levels. However, in the case of General Electric, Pfizer and Citigroup, I chose to maintain the Fund’s current positions.

I increased the weightings in the technology and consumer discretionary sectors during the first half. Also, I have tried to focus, but not exclusively, on companies with more straightforward prospects. It is my belief that such companies will be the better investments in the positive, yet tepid market that I anticipate occurring through year-end.

Report From the Fund Manager

SAFECO Equity Fund

As of June 30, 2002

What is your outlook for the future?
I feel that things are looking up for the second half of the year. The valuation on the S&P 500 has retreated to more reasonable levels, and at the same time the economy appears to be doing fairly well.

Corporate scandals and investors’ concerns about how much of the late 1990s earnings boom was “borrowed” from the current period will dampen near-term enthusiasm. However, I do believe the overall “mood” will be better by year-end than it is now, and I have endeavored to position the Fund to benefit from this outlook.

Richard Meagley, MBA, CFA

Vice President of SAFECO Asset Management; BA Economics, Wake Forest University (1977); MBA Finance, University of Washington (1982); Chartered Financial Analyst (CFA) (1986)

Richard Meagley joined SAFECO Asset Management Company as an equity analyst in 1983, and was a portfolio manager from 1988 to 1992. After gaining two additional years of portfolio management experience with a Seattle-area investment firm, Rich rejoined the organization in 1995.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

SAFECO Equity Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO Equity Fund	(17.50)%	(20.36)%	(0.68)%	11.25%
S&P 500 Index	(13.16)%	(17.99)%	3.66%	11.42%
Lipper, Inc. (Large-Cap Core Funds)	(13.66)%	(19.06)%	2.23%	9.77%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	14%
Diversified Financial Services	9
Integrated Oil & Gas	8
Banks	8
Systems Software	4

TOP TEN HOLDINGS	Percent of Net Assets

Washington Mutual, Inc. (Banks)	4.8%
General Electric Co.	4.3
(Industrial Conglomerates)
Pfizer, Inc. (Pharmaceuticals)	4.2
Citigroup, Inc.	3.6
(Diversified Financial Services)
Microsoft Corp. (Systems Software)	3.5
American International Group, Inc.	3.2
(Multi-Line Insurance)
Exxon Mobil Corp. (Integrated Oil & Gas)	2.9
Abbot Laboratories	2.7
(Pharmaceuticals)
Wyeth (Pharmaceuticals)	2.6
ChevronTexaco Corp.	2.6
(Integrated Oil & Gas)

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

Pharmacia Corp.	$19,020
United Technologies Corp.	14,870
Target Corp.	12,366
Kimberly-Clark Corp.	11,501
Kroger Co.	11,353

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Washington Mutual, Inc.	$18,416
Merck & Co., Inc.	16,257
Wal-Mart Stores, Inc.	15,420
Schering-Plough Corp.	15,369
CVS Corp.	14,035

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Equity Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.1%

Advertising—1.0%
350,000		Interpublic Group Cos., Inc.	$8,666

Aerospace & Defense—1.7%
210,000		United Technologies Corp.	14,259

Application Software—0.4%
230,000	*	Siebel Systems, Inc.	3,271

Automobile Manufacturers—1.0%
150,000		General Motors Corp.	8,017

Banks—8.0%
250,000		Bank of America Corp.	17,590
400,000		U.S. Bancorp	9,340
1,100,000		Washington Mutual, Inc.	40,821

Brewers—2.0%
330,000		Anheuser-Busch Companies, Inc.	16,500

Computer Hardware—3.1%
400,000	*	Dell Computer Corp.	10,456
175,000		International Business Machines Corp.	12,600
650,000	*	Sun Microsystems, Inc.	3,256

Computer Storage & Peripherals—0.4%
490,000	*	EMC Corp.	3,700

Data Processing Services—1.6%
300,000		Automatic Data Processing, Inc.	13,065

Department Stores—1.3%
325,000		May Department Stores Co.	10,702

Diversified Commercial Services—0.8%
350,000		IMS Health, Inc.	6,282

Diversified Financial Services—8.9%
300,000		American Express Co.	10,896
775,000		Citigroup, Inc.	30,031
255,000		Federal National Mortgage Association	18,806
440,000		J.P. Morgan Chase & Co.	14,925

Electric Utilities—1.9%
500,000		Duke Energy Corp.	15,550

Food Retail—2.4%
500,000	*	Kroger Co.	9,950
350,000	*	Safeway, Inc.	10,216

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Gas Utilities—1.0%
400,000		El Paso Corp.	$8,244

General Merchandise Stores—3.7%
275,000		Target Corp.	10,477
380,000		Wal-Mart Stores, Inc.	20,904

Home Improvement Retail—1.5%
350,000		Home Depot, Inc.	12,855

Household Products—3.7%
175,000		Kimberly-Clark Corp.	10,850
225,000		Procter & Gamble Co.	20,092

Industrial Conglomerates—4.3%
1,250,000		General Electric Co.	36,313

Industrial Gases—1.4%
200,000		Praxair, Inc.	11,394

Integrated Oil & Gas—8.4%
245,000		ChevronTexaco Corp.	21,683
350,000		Conoco, Inc.	9,730
600,000		Exxon Mobil Corp.	24,552
270,000		Royal Dutch Petroleum Co. (ADR)	14,923

Integrated Telecommunications Services—4.1%
555,000		SBC Communications, Inc.	16,928
450,000		Verizon Communications	18,068

IT Consulting & Services—0.5%
120,000		Electronic Data Systems Corp.	4,458

Movies & Entertainment—2.9%
1,000,000	*	AOL Time Warner, Inc.	14,710
500,000		Walt Disney Co.	9,450

Multi-Line Insurance—3.2%
400,000		American International Group, Inc.	27,292

Networking Equipment—1.4%
850,000	*	Cisco Systems, Inc.	11,858

Pharmaceuticals—13.8%
600,000		Abbott Laboratories	22,590
375,000		Johnson & Johnson	19,598
1,000,000		Pfizer, Inc.	35,000
450,000		Pharmacia Corp.	16,853
435,000		Wyeth	22,272

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Equity Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Publishing & Printing—1.8%
200,000		Gannett Co., Inc.	$15,180

Semiconductor Equipment—2.1%
260,000	*	Applied Materials, Inc.	4,945
700,000		Intel Corp.	12,789

Semiconductors—0.8%
270,000		Texas Instruments, Inc.	6,399

Soft Drinks—2.0%
345,000		PepsiCo, Inc.	16,629

Systems Software—4.4%
540,000	*	Microsoft Corp.	29,538
815,000	*	Oracle Corp.	7,718

Telecommunications Equipment—0.6%
200,000		Nokia Oyj (ADR)	2,896
125,000	*	QUALCOMM, Inc.	3,436

TOTAL COMMON STOCKS (cost $675,084)			809,523

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—4.1%

Investment Companies
34,740,019	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$34,740

TOTAL CASH EQUIVALENTS (cost $34,740)		34,740

TOTAL INVESTMENTS (cost $709,824)—100.2%		844,263

Other Assets, less Liabilities		(1,626)

NET ASSETS		$842,637

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO Dividend Income Fund

As of June 30, 2002

How did the Fund perform?
The SAFECO Dividend Income Fund declined 7.89% for the six-month period. The Fund’s performance was below that of the Russell 1000 Value, which declined 4.78%. The Fund benefited from the market’s bias toward value stocks, but was hurt by the outperformance of small capitalization stocks.

What factors impacted performance?
Our portfolio is tilted towards large-cap companies with good records for increasing earnings and dividends. We try to buy when companies are selling at attractive price/earnings ratios, and sell or cut back when the valuations are above the usual range for that stock. Our average market capitalization is $60 billion, compared to $63 billion for the Russell 1000 Value. Our stocks yielded 2.50% compared to the Russell 1000 Value’s 2.25%.

While general portfolio characteristics were the largest predictors of returns this year, individual stocks and sector weightings had their impact. We were helped by our banks (e.g., Washington Mutual, US Bancorp and Bank of America), real estate investment trusts (e.g., Liberty Property Trust), defense (e.g., Northrop Grumman), and consumer cyclicals (e.g., Fortune Brands).

Our worst performers were primarily technology stocks, including Nokia, IBM, Agilent, Electronic Data Systems and Intel. The technology sector weighting was relatively small; however, El Paso continued to decline in the wake of the Enron scandal.

Tyco International deserves mention as our single worst performer. As we look back and try to understand what happened, we believe it was not a case of misunderstanding the income statement, the balance sheet or the individual business units, but instead a misjudgment of Tyco’s management. When it became clear that this company had stepped over the line, we sold the stock.

What changes did you make and why?
Portfolio turnover has declined this year. In addition to selling Tyco International, we sold Emerson and replaced it with Hubbell, a company where we think both the near-term earnings outlook and the valuation are better. We sold Weyerhaeuser and Boeing when they reached our price targets, CVS to reduce our weighting in consumer staples, and Computer Associates due to concerns about management credibility and accounting practices. We replaced Reliant Energy with FirstEnergy, as Reliant was planning to cut its dividend. Texas Instruments and IMS Health, the leading source of drug utilization data, are new holdings.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO Dividend Income Fund

As of June 30, 2002

What is your outlook for the future?
We continue to believe that the economy has begun what will prove to be a lackluster, but real recovery. For the first time in years, the stock market is valued at attractive levels. In addition, the scandals are likely to lead us to better corporate governance and stronger accounting standards. These factors should favor companies with reliable earnings and dividends.

SAFECO Asset Management Company

SAFECO Asset Management Company’s dividend income investment team, which is comprised of senior equity managers and analysts, assumed management of SAFECO Dividend Income Fund in April 2001. Team management allows broader coverage of this highly complex market and increased input into the investment process.

Performance Overview & Highlights

SAFECO Dividend Income Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO Dividend Income Fund	(7.89)%	(9.72)%	(0.79)%	7.67%
Russell 1000 Value Index	(4.78)%	(8.95)%	6.53%	13.01%
Lipper, Inc. (Equity-Income Funds)	(7.00)%	(10.34)%	4.21%	10.29%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Oil & Gas	11%
Real Estate Investment Trust	9
Diversified Financial Services	8
Banks	8
Integrated Telecommunications Services	8

TOP TEN HOLDINGS	Percent of Net Assets

ChevronTexaco Corp. (Integrated Oil & Gas)	3.9%
Liberty Property Trust (Real Estate Investment Trust)	3.2
Washington Mutual, Inc. (Banks)	3.2
Exxon Mobil Corp. (Integrated Oil & Gas)	3.1
First Industrial Realty Trust, Inc. (Real Estate Investment Trust)	2.9
Federal National Mortgage Association (Diversified Financial Services)	2.6
Hartford Financial Services Group, Inc. (Multi-line Insurance)	2.5
Equity Residential (Real Estate Investment Trust)	2.5
SBC Communications (Integrated Telecommunications Services)	2.4
Wyeth (Pharmaceuticals)	2.4

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

FirstEnergy Corp.	$2,694
IMS Health, Inc.	1,636
SBC Communications, Inc.	1,455
Hubbell, Inc. (Class B)	1,262
Fortune Brands, Inc.	997

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Weyerhaeuser Co.	$1,904
Emerson Electric Co.	1,772
Boeing Co.	1,730
Reliant Energy, Inc.	1,711
Hewlett-Packard Co.	1,677

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Dividend Income Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.1%

Advertising—1.1%
70,400		Interpublic Group Cos., Inc.	$1,743

Aerospace & Defense—3.5%
22,000		Northrop Grumman Corp.	2,750
40,000		United Technologies Corp.	2,716

Air Freight & Couriers—2.2%
55,000		United Parcel Service, Inc. (Class B)	3,396

Banks—7.7%
47,000		Bank of America Corp.	3,307
160,000		U.S. Bancorp	3,736
135,000		Washington Mutual, Inc.	5,010

Brewers—2.1%
65,000		Anheuser-Busch Companies, Inc.	3,250

Computer Hardware—1.7%
25,000	*	Dell Computer Corp.	653
19,200		International Business Machines Corp.	1,382
125,000	*	Sun Microsystems, Inc.	626

Data Processing Services—1.0%
35,000		Automatic Data Processing, Inc.	1,524

Department Stores—2.1%
100,500		May Department Stores Co.	3,309

Diversified Chemicals—1.8%
64,000		Du Pont (E.I.) de Nemours & Co.	2,842

Diversified Commercial Services—0.9%
80,000		IMS Health, Inc.	1,436

Diversified Financial Services—8.2%
70,000		American Express Co.	2,542
75,000		Citigroup, Inc.	2,906
55,000		Federal National Mortgage Association	4,056
100,000		J.P. Morgan Chase & Co.	3,392

Electric Utilities—2.9%
68,000		Duke Energy Corp.	2,115
75,000		FirstEnergy Corp.	2,503

Electronic Equipment & Instruments—2.3%
55,000	*	Agilent Technologies, Inc.	1,301
30,000		Diebold, Inc.	1,117
35,000		Hubbell, Inc. (Class B)	1,195

Gas Utilities—0.7%
55,000		El Paso Corp.	1,134
SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Household Products—2.4%
60,000	Kimberly-Clark Corp.	$3,720

Housewares & Specialities—1.8%
50,500	Fortune Brands, Inc.	2,828

Industrial Conglomerates—2.1%
115,000	General Electric Co.	3,341

Industrial Gases—2.2%
70,000	Air Products and Chemicals, Inc.	3,533

Industrial Machinery—2.1%
73,300	Ingersoll-Rand Co.	3,347

Integrated Oil & Gas—11.3%
70,000	ChevronTexaco Corp.	6,195
115,000	Conoco, Inc.	3,197
118,812	Exxon Mobil Corp.	4,862
65,000	Royal Dutch Petroleum Co. (ADR)	3,593

Integrated Telecommunications Services—7.6%
45,000	ALLTEL Corp.	2,115
30,000	BellSouth Corp.	945
50,000	CenturyTel, Inc.	1,475
125,000	SBC Communications, Inc.	3,813
91,740	Verizon Communications	3,683

IT Consulting & Services—1.1%
45,000	Electronic Data Systems Corp.	1,672

Movies & Entertainment—1.3%
105,000	Walt Disney Co.	1,985

Multi-Line Insurance—4.0%
35,000	American International Group, Inc.	2,388
65,700	Hartford Financial Services Group, Inc.	3,907

Multi-Utilities—1.0%
75,000	NiSource, Inc.	1,637

Pharmaceuticals—6.5%
65,000	Abbott Laboratories	2,447
50,000	Johnson & Johnson	2,613
60,000	Schering-Plough Corp.	1,476
73,000	Wyeth	3,738

Publishing & Printing—1.9%
40,000	Gannett Co., Inc.	3,036

Real Estate Investment Trust—8.5%
134,000	Equity Residential	3,853
137,000	First Industrial Realty Trust, Inc.	4,500
145,000	Liberty Property Trust	5,075

Semiconductor Equipment—0.7%
62,800	Intel Corp.	1,147

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Dividend Income Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Semiconductors—0.4%
25,000		Texas Instruments, Inc.	$593

Systems Software—1.0%
30,000	*	Microsoft Corp.	1,641

Telecommunications Equipment—1.0%
110,000		Nokia Oyj (ADR)	1,593

Tobacco—1.0%
35,000		Philip Morris Cos., Inc.	1,529

TOTAL COMMON STOCKS (cost $129,066)			151,418

CASH EQUIVALENTS—4.0%

Investment Companies
6,274,321		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	6,274

TOTAL CASH EQUIVALENTS (cost $6,274)			6,274

TOTAL INVESTMENTS (cost $135,340)—100.1%			157,692

Other Assets, less Liabilities			(218)

NET ASSETS			$157,474

*	Non-income producing security.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Northwest Fund

As of June 30, 2002

Bill Whitlow

How did the Fund perform?
The SAFECO Northwest Fund performed modestly better than its S&P 500 benchmark for the six-month period. The portfolio declined 11.77% versus a 13.16% decline for the index. While disappointing, I was satisfied with this relative performance given the difficult market conditions and the Fund’s pro-cyclical, pro-growth bias.

What factors impacted performance?
Broad diversification and risk control helped the SAFECO Northwest Fund weather the market storm. Over the past two years, I have decreased the sector allocations, as well as the size of the largest holdings. I have also made an effort to closely monitor each security’s risk, decreasing the weighting in the riskier, more volatile stocks. These efforts have cushioned the punches from the “blow ups” that did occur. I have also been improving the quality of the holdings, which has helped dampen the impact of “Enronitis” on the Fund.

The winners during the period come from a diversified list of financial, consumer and industrial companies. Top performers were Schnitzer Steel, Ambassadors International, Penford, Starbucks, Pacific Northwest Bank, Washington Banking, StanCorp Financial Group, Expeditors International of Washington and West Coast Bancorp. The losers were concentrated in telecommunications, technology and biotech.

What changes did you make and why?
I made few changes to the SAFECO Northwest Fund in the first six months of 2002. I added F-5 Networks and ICOS and sold Onyx Software, Agilent and InfoSpace. Ambassadors International split into two companies during the first quarter, so the portfolio has remained at 52 holdings throughout the period.

My strategy during these difficult times for coping with both the ailing economy and the tough bear market has been to remain diversified in terms of stocks, sectors, capitalization and style. At June 30, about half of the names held within the Fund were large-cap, and the other half were mid-cap or small-cap. Additionally, approximately one-third had value characteristics, while the remainder had a growth focus.

What is your outlook for the future?
I believe we are in the early stages of a modest, worldwide economic recovery. Historically, such an economic recovery would have been led by a market recovery. Thus far, that has not been the case during this cycle. The crisis of investor confidence resulting from corporate mismanagement and accounting scandals, as well as concerns regarding terrorism, seems to be causing a disconnect between the economy and the market cycles. The net result is an increase in risk, both for the market in general and for individual stocks.

Report From the Fund Manager

SAFECO Northwest Fund

As of June 30, 2002

My strategy for dealing with this increased volatility is more diversification, a greater focus on risk control, and a general improvement in the quality of our holdings. I believe this ongoing approach allowed the SAFECO Northwest Fund to weather this difficult period, while retaining the potential to outperform when the inevitable market recovery occurs.

Bill Whitlow, MBA, CFA

Vice President of SAFECO Asset Management; BA Chemistry, University of Colorado (1967); MBA Finance, U.C. Berkeley (1974); Chartered Financial Analyst (CFA) (1980)

Bill Whitlow, a nationally quoted authority on Northwest stocks, began his investment career at SAFECO in 1976, staying four years and then returning April 1997. He has over 25 years of investment experience. Before his return to SAFECO, Whitlow was a principal with Pacific Crest Securities in Portland, OR. He is currently on the Governor’s Council of Economic Advisors for the state of Washington.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

SAFECO Northwest Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO Northwest Fund	(11.77)%	(19.38)%	2.74%	8.42%
S&P 500 Index	(13.16)%	(17.99)%	3.66%	11.42%
WM Group NW 50 Index	(9.03)%	(11.61)%	9.00%	12.63%
Lipper, Inc. (Multi-Cap Core Funds)	(11.70)%	(17.25)%	4.03%	11.33%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Banks	17%
Pharmaceuticals	9
Food Retail	5
Restaurants	4
Air Freight & Couriers	4

TOP TEN HOLDINGS	Percent of Net Assets

Starbucks Corp. (Restaurants)	4.0%
Washington Mutual, Inc. (Banks)	3.9
Expeditors International of Washington, Inc. (Air Freight & Couriers)	3.9
StanCorp Financial Group, Inc. (Life & Health Insurance)	3.7
Costco Wholesale Corp. (General Merchandise Stores)	3.5
Wyeth (Pharmaceuticals)	3.4
U.S. Bancorp (Banks)	3.3
Bank of America Corp. (Banks)	3.3
Microsoft Corp. (Systems Software)	3.2
Pfizer, Inc. (Pharmaceuticals)	3.2

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

SPDR Trust Series 1	$1,584
Icos Corp.	1,463
F5 Networks, Inc.	1,117
Anadarko Petroleum Corp.	550
IMS Health, Inc.	453

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Starbucks Corp.	$1,673
SPDR Trust Series 1	1,586
Boeing Co.	1,208
StanCorp Financial Group, Inc.	1,056
Expeditors International of Washington, Inc.	1,000

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Northwest Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—97.8%

Aerospace & Defense—1.6%
28,500		Boeing Co.	$1,282

Air Freight & Couriers—3.9%
93,000		Expeditors International of Washington, Inc.	3,084

Airlines—2.1%
63,000	*	Alaska Air Group, Inc.	1,644

Application Software—2.7%
362,200	*	Captaris, Inc.	1,068
33,260	*	NetIQ Corp.	753
470,000	*	Primus Knowledge Solutions, Inc.	376

Banks—17.4%
37,000		Bank of America Corp.	2,603
64,500		Pacific Northwest Bancorp	2,020
114,000		U.S. Bancorp	2,662
86,000		Washington Banking Co.	1,421
84,500		Washington Mutual, Inc.	3,136
124,000		West Coast Bancorp, Inc.	2,127

Biotechnology—3.1%
95,000	*	Corixa Corp.	651
101,000	*	Dendreon Corp.	213
44,000	*	Icos Corp.	746
39,000	*	Immunex Corp.	871

Catalog Retail—2.7%
87,000	*	Coldwater Creek, Inc.	2,123

Diversified Chemicals—3.0%
132,000		Penford Corp.	2,389

Diversified Commercial Services—3.6%
80,000	*	Ambassadors Group, Inc.	1,149
98,500		IMS Health, Inc.	1,768

Electric Utilities—2.1%
81,000		Avista Corp.	1,118
81,000	*	Calpine Corp.	569

Electronic Equipment & Instruments—2.6%
112,000	*	Tektronix, Inc.	2,096

Food Retail—5.3%
115,000	*	Kroger Co.	2,289
67,500	*	Safeway, Inc.	1,970

General Merchandise Stores—3.5%
71,500	*	Costco Wholesale Corp.	2,761

Health Care Equipment—1.7%
93,000	*	SonoSite, Inc.	1,342

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Supplies—0.4%
101,000	*	AVI BioPharma, Inc.	$297

Integrated Oil & Gas—2.5%
39,500		BP, plc (ADR)	1,994

Integrated Telecommunications Services—0.3%
95,000		Qwest Communications International, Inc.	266

Internet Software & Services—0.8%
67,000	*	F5 Networks, Inc.	655

Leisure Products—1.0%
80,000	*	Ambassadors International, Inc.	805

Life & Health Insurance—3.7%
53,000		StanCorp Financial Group, Inc.	2,942

Movies & Entertainment—0.7%
130,000	*	RealNetworks, Inc.	541

Networking Equipment—1.4%
72,050	*	Avocent Corp.	1,147

Oil & Gas Drilling—2.1%
53,000		Transocean Sedco Forex, Inc.	1,651

Oil & Gas Exploration & Production—2.4%
39,000		Anadarko Petroleum Corp.	1,923

Personal Products—1.7%
45,500	*	Nautilus Group, Inc.	1,392

Pharmaceuticals—8.9%
96,500	*	Penwest Pharmaceuticals Co.	1,882
72,000		Pfizer, Inc.	2,520
53,200		Wyeth	2,724

Restaurants—4.0%
128,000	*	Starbucks Corp.	3,181

Semiconductor Equipment—1.5%
68,000		Intel Corp.	1,242

Semiconductors—2.5%
42,000	*	Micron Technology, Inc.	849
54,000	*	PMC-Sierra, Inc.	501
96,000	*	TriQuint Semiconductor, Inc.	615

Specialty Chemicals—0.3%
118,000	*	Eden Bioscience Corp.	235

Steel—3.0%
108,000		Schnitzer Steel Industries, Inc.	2,411

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Northwest Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Systems Software—3.2%
47,500	*	Microsoft Corp.	$2,598

Telecommunications Equipment—0.8%
229,000	*	Touch America Holdings, Inc.	630

Wireless Telecommunications Services—1.3%
141,000	*	AT&T Wireless Services, Inc.	825
70,800	*	Western Wireless Corp. (Class A)	229

TOTAL COMMON STOCKS (cost $74,926)			78,286

CASH EQUIVALENTS—1.9%

Investment Companies
1,534,784		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,535

TOTAL CASH EQUIVALENTS (cost $1,535)			1,535

TOTAL INVESTMENTS (cost $76,461)—99.7%			79,821

Other Assets, less Liabilities			262

NET ASSETS			$80,083

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO International Stock Fund

As of June 30, 2002

During the first half of 2002, the SAFECO International Stock Fund underperformed its benchmark, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index.

Fragile investor confidence prompted a slump in almost all developed equity markets during the first half of 2002. A series of announcements of manipulated financial statements and bankruptcies, mainly in the United States, undermined investor trust and battered stock prices across the globe. While most of the incidents occurred domestically, debt loads, accounting inconsistencies and corporate governance at companies in France, Britain and other markets came under renewed scrutiny as a result.

The decline in equity markets was mainly led by telecom, media and technology (TMT) companies, although financial stocks also weakened amid fears regarding their exposure to bankrupt and debt-laden companies in the TMT sectors. While investor disdain for the financial practices of some companies has depressed stocks, a volatile geopolitical landscape has also weighed on markets. Heightened fears of further terrorism aimed at the United States, the continuing instability in the Middle East, and the recent nuclear-tinged standoff between India and Pakistan have all added to investors’ worries.

Telecom stocks contributed the most to the decline in the portfolio as these companies were knocked by a global loss of investor confidence following the bankruptcy of Global Crossing and the $4 billion accounting shock at WorldCom—neither of which were held in your portfolio. In addition, high-debt levels and a lack of demand have led to market downgrades for telecommunications operators and equipment manufacturers.

Two of the largest fallers in the portfolio were Telefonica and Vodafone. The Spanish company’s tough markets have been exacerbated by difficulties in South America, with the economic crisis in Argentina and the potential escalation of the Brazilian economy’s woes. Support for Telefonica is likely to come from the fact that it has relatively lower debt levels and has enjoyed better cashflow growth than most other European operators. Vodafone has been hurt by worries about the ability of mobile phone companies to generate sufficient revenue from next-generation services, such as 3G, to justify the investments of the last few years. The world’s largest mobile phone services company recently reported stronger-than-expected free cashflow and a reduction in its debt.

Meanwhile, shares in Finland’s Nokia dropped as the company lowered its estimate for growth in the mobile-phone handset market, partly because of a weaker-than-expected replacement market. The world’s largest maker of mobile phones has warned its second-quarter sales would be lower than in the previous year, but it has maintained its earnings target.

Among the portfolio’s positive performers were consumer-related and oil companies, as investors generally favored the steadier and more predictable earnings-growth capabilities of these sectors. Unilever, one of the world’s leading consumer goods companies, rose as the company achieved its stated growth targets for the first quarter. Sales of its leading brands rose 4.6% over the last 12 months while operating margins increased. Operating profits increased 18% while earnings per share gained 37% as the company benefited from a fall in its interest costs. Shares in Eni, an Italian oil company, increased as it reported second-quarter oil and gas output rose 8%. The company has benefited from its purchase of Lasmo in the UK and the development of new fields in Italy and Kazakhstan. Eni has set itself a production growth target of almost double the rates planned by certain other large rivals like Exxon Mobil Corp.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO International Stock Fund

As of June 30, 2002

Historically, an improvement in corporate earnings has been a natural response to positive movement in underlying economic fundamentals. Since the beginning of the year, this synchronicity has not materialized, as many sectors have reported no notable improvement despite better economic fundamentals. Indeed, some companies have indicated that demand is still contracting. This is most notable within the beleaguered TMT sectors.

The ability of the global economy to maintain its positive momentum will be of great importance during this time. Based on recent reports both business and consumer confidence levels have faltered despite the improving economic data. The major European economies are likely to show at least modest increases this year; the extent of any additional advance remains dependent on the performance of the U.S., the world’s largest economy. Recent concerns regarding the American economy should be put in context; it is likely to be one of the top performers in 2002 and may, as it has in the past, help drive global exports and growth. Nevertheless, the weakening of the U.S. dollar has thrown up new challenges, not least of which is the effect that this might have on tentative export-led recoveries in Asia. Fundamental problems still exist in the Japanese economy and the strengthening of the yen threatens to strangle an export-driven upturn there.

We do not expect much movement from the major central banks on interest rates. The stronger euro should help to ease inflation concerns and consequently delay any rate rise by the European Central Bank. The Bank of England may increase interest rates in the nearer term as the economy appears in reasonable shape and such action should provide stability for sterling, which has weakened so far this year.

Going forward, it is likely that equity returns will be lower than in recent periods of growth. The financial scandals of the last nine months are likely to keep investor enthusiasm muted in the short-term, until it can be shown that these problems are being addressed. The investigations that are taking place should provide some solace in this regard.

As markets shake off the valuation excesses that built up during the latter part of the 1990s, we believe that attractive opportunities will emerge as the benefits of the improved economic conditions feed through to corporate earnings. Our preference in the current environment continues to be for quality stocks with strong balance sheets where we can identify real value.

Bank of Ireland
Asset Management (U.S.) Limited

The Bank of Ireland Asset Management (U.S.) Limited (BIAM) investment committee is comprised of senior analysts, economists and headed by the company’s chief financial officer. BIAM has managed international equities since 1996 and began managing U.S. funds in 1989.

Performance Overview & Highlights

SAFECO International Stock Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	Since Inception**

SAFECO International Stock Fund	(3.51)%	(11.35)%	(1.59)%	2.14%
EAFE Index	(2.77)%	(10.98)%	(3.01)%	(0.22)%
Lipper, Inc. (International Funds)	(1.65)%	(10.15)%	(0.41)%	N/A

 * Not annualized.
** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS	Percent of Net Assets

Total Fina Elf SA (Integrated Oil & Gas)	3.5%
ING Groep NV (Banks)	3.5
Nestle SA (Food Retail)	3.5
Aventis SA (Pharmaceuticals)	2.9
Barclays, plc (Banks)	2.9
GlaxoSmithKline, plc (Pharmaceuticals)	2.9
Canon, Inc. (Office Services & Supplies)	2.8
Swiss Re (Multi-Line Insurance)	2.8
Shell Transport & Trading Co., plc (Integrated Oil & Gas)	2.6
Lloyds TSB Group, plc (Banks)	2.5

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

BP, plc	$352
Allianz AG	247
British American Tobacco, plc	187
Tesco, plc	184
Samsung Electronics Co., Ltd.	169

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Royal Dutch Petroleum Co.	$232
NEC Corp.	173
Cable & Wireless, plc	164
Murata Manufacturing Co., Ltd.	161
Bayerische Hypo-und Vereinsbank AG	152

TOP FIVE COUNTRIES	Percent of Net Assets

United Kingdom	29%
Japan	13
Netherlands	12
Switzerland	12
France	10

Portfolio of Investments

SAFECO International Stock Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

COMMON STOCKS—97.2%

Australia—3.5%
26,758	Brambles Industries, Ltd. Industrial Machinery	$142
48,984	Foster’s Group, Ltd. Brewers	130
11,550	National Australia Bank, Ltd. Banks	230
22,027	News Corp., Ltd. Publishing & Printing	120
24,911	Westpac Banking Corp., Ltd. Banks	227

Finland—0.6%
10,957	Nokia Oyj Wireless Telecommunications Services	160

France—9.6%
11,334	Alcatel Telecommunications Equipment	79
10,056	Aventis SA Pharmaceuticals	712
18,312	Axa Multi-Line Insurance	335
2,500	Lafarge SA Construction Materials	249
5,269	Total Fina Elf SA Integrated Oil & Gas	855
4,622	Vivendi Universal SA Movies & Entertainment	100

Germany—6.4%
1,086	Allianz AG Multi-Line Insurance	217
10,375	Bayer AG Diversified Chemicals	329
9,757	Bayerische Motoren Werke AG Automobile Manufacturers	402
10,235	E.On AG Electric Utilities	596

Hong Kong—2.4%
28,000	Cheung Kong Holdings, Ltd. Real Estate Investment Trust	233
871,000	PetroChina Co., Ltd. Oil & Gas Exploration & Production	185
21,000	Sun Hung Kai Properties, Ltd. Real Estate Investment Trust	159

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Italy—3.5%
32,027		ENI SpA Integrated Oil & Gas	$509
42,296		Telecom Italia SpA Integrated Telecommunications Services	331

Japan—13.3%
2,100		Acom Co., Ltd. Consumer Finance	143
18,000		Canon, Inc. Office Services & Supplies	680
8,000		Fuji Photo Film Co. Office Services & Supplies	258
40,000		Hitachi, Ltd. Electrical Components & Equipment	259
7,200		Honda Motor Co., Ltd. Automobile Manufacturers	292
3,100		Hoya Corp. Health Care Supplies	226
1,900		Nintendo Co., Ltd. Consumer Electronics	280
84	#	NTT DoCoMo, Inc. Integrated Telecommunications Services	207
1,000		Rohm Co., Ltd. Electrical Components & Equipment	149
1,500		SMC Corp. Industrial Machinery	177
3,000		Sony Corp. Electrical Components & Equipment	158
9,000		Takeda Chemical Industries Pharmaceuticals	395

Netherlands—12.3%
22,938		ABN AMRO Holding NV Banks	416
17,929		Elsevier NV Publishing & Printing	244
5,147		Fortis Diversified Financial Services	110
3,756		Heineken NV Brewers	165
32,944		ING Groep NV Banks	846
18,582		Koninklijke (Royal) Philips Electronics NV Semiconductors	519
19,435		Koninklijke Ahold NV Food Retail	409
6,860		TPG NV Distributors	155
3,855		VNU NV Publishing & Printing	107

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO International Stock Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Portugal—0.2%
34,583		Electricidade de Portugal SA Electric Utilities	$67

South Korea—1.8%
3,200	*	Kookmin Bank (ADR) Banks	157
3,800	*	Pohang Iron & Steel Co., Ltd. (ADR) Steel	104
1,272		Samsung Electronics Co., Ltd. Electronic Equipment & Instruments	174

Spain—3.0%
51,345		Banco Santander Central Hispano SA Banks	407
36,745		Telefonica SA Integrated Telecommunications Services	308

Switzerland—12.1%
3,580		Nestle SA Food Retail	835
11,025		Novartis AG Pharmaceuticals	485
4,968		Roche Holding AG Pharmaceuticals	376
6,817		Swiss Re Multi-Line Insurance	667
11,386		UBS AG Banks	573

United Kingdom—28.5%
9,870		3i Group, plc Diversified Financial Services	102
5,150		AstraZeneca Group, plc Health Care Supplies	212
84,306		Barclays, plc Banks	708
9,697		Boots Co., plc Drug Retail	96
42,825		BP, plc Integrated Oil & Gas	359
18,181		British American Tobacco, plc Tobacco	194
33,137		Cadbury Schweppes, plc Soft Drinks	248
38,234		Compass Group, plc Food Retail	231
46,290		Diageo, plc Brewers	600
32,244		GlaxoSmithKline, plc Pharmaceuticals	696
37,700		Hilton Group, plc Hotels	131
SHARES OR PRINCIPAL AMOUNT		Value (000’s)

United Kingdom—(continued)
28,240	HSBC Holdings, plc Banks	$324
62,002	Lloyds TSB Group, plc Banks	616
34,150	Prudential, plc Multi-Line Insurance	312
10,360	Railtrack Group, plc Railroads	35
10,388	Reuters Group, plc Broadcasting & Cable TV	55
6,300	RMC Group, plc Construction Materials	63
81,990	Shell Transport & Trading Co., plc Integrated Oil & Gas	618
6,836	Smiths Group, plc Industrial Conglomerates	89
52,230	Tesco, plc Food Retail	190
19,100	TI Automotives, LTD. (Illiquid)† Industrial Conglomerates	0
48,530	Unilever, plc Household Products	444
263,625	Vodafone Group, plc Integrated Telecommunications Services	361
6,710	Wolseley, plc Distributors	68
16,320	WPP Group, plc Advertising	138

TOTAL COMMON STOCKS (cost $19,971)		23,538

TOTAL INVESTMENTS (total cost $19,971)—97.2%		23,538

Domestic Cash		364

Foreign Cash		284

Other Assets, less Liabilities		24

		672

NET ASSETS		$24,210

*	Security traded on NYSE and valued in USD.
†	Securities are valued at fair value as determined by, and under supervision of, the Board of Trustees.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO International Stock Fund

As of June 30, 2002
(Unaudited)
Industry Diversification	Percent of Net Assets

Banks	18.6%
Pharmaceuticals	11.0
Integrated Oil & Gas	9.7
Food Retail	6.9
Multi-Line Insurance	6.3
Integrated Telecommunications Services	5.0
Office Services & Supplies	3.9
Brewers	3.7
Automobile Manufacturers	2.9
Electric Utilities	2.7
Electrical Components & Equipment	2.3
Semiconductors	2.1
Publishing & Printing	2.0
Household Products	1.8
Health Care Supplies	1.8
Real Estate Investment Trust	1.6
Diversified Chemicals	1.4
Industrial Machinery	1.3
Construction Materials	1.3
Consumer Electronics	1.2
Soft Drinks	1.0
Other	8.7

97.2%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO Balanced Fund

As of June 30, 2002
Rex Bentley	Michael Hughes	Lynette D. Sagvold

How did the Fund perform?
Year-to-date, the SAFECO Balanced Fund was down 4.14% versus the Balanced Index return, which was down 1.35%.

What factors impacted performance?
Our underperformance relative to the 60% Russell 1000 Value Index and 40% Lehman Aggregate Bond Index is attributable to the Fund’s equity and bond holdings, both of which underperformed their respective index benchmarks for the period.

Three stocks were primarily responsible for the Fund’s underperformance: Tyco International, AOL Time Warner and El Paso. In each case, slower earnings growth and questionable accounting practices caused these stocks to decline significantly. The health care sector also hurt performance as concerns about patent expirations, lack of new drugs in the research pipeline, as well as problems with FDA compliance, drove pharmaceutical issues lower.

The main reason for underperformance from bonds came from exposure to scandal-plagued WorldCom, whose accounting woes also cast a shadow over other telecom holdings including Qwest and Sprint. The Fund’s best-performing bonds were Treasuries and Mortgage-Backed Securities.

What changes did you make and why?
Changes to the equity portion of the Balanced Fund were made for two primary reasons: to make a change in sector exposure and take advantage of valuations. Looking forward to an improving U.S. economy, we added stocks such as Dow Chemical, General Motors, Home Depot and United Technologies, while selling stocks such as Merck, CVS and Gillette. These changes increased our weightings in the basic materials, producer durable and consumer discretionary sectors while reducing our exposure to consumer staples.

We also sold stocks that reached our price target, such as Northrop Grumman. In the fixed-income area, we added to our position in U.S. Treasury obligations and reduced our overweight in corporate debt to add a measure of safety due to increased uncertainty in the market.

What is your outlook for the future?
While the economy appears to be experiencing a modest recovery, the stock market continues to languish. Investors remain uneasy about near-term corporate earnings, the barrage of accounting scandals, and the potential for devastating geopolitical events.

On the plus side, the stock market valuation has improved and currently looks moderately inexpensive. We find the equity market encouraging at its current levels, and anticipate that inflation and interest rates will remain in check as the economy continues to improve. We see gross domestic product (GDP) growing in the 3% range, and look for the stock market to appreciate as the growth in GDP begins to flow down to corporate earnings. Finally, we are optimistic that the current scandals are likely to lead to better corporate governance and stronger accounting standards in the future.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO Balanced Fund

As of June 30, 2002

While the geopolitical concerns remain, we believe we have positioned the SAFECO Balanced Fund to benefit from what we believe will be a stronger economy. We also believe that the consumer will continue to be the driver of our economic strength.

Looking toward the future, we will continue to target a 60% equity, 40% bond asset allocation in the Fund. While the Fund’s bonds should continue to add income and price stability, we believe that equities will likely outperform bonds over the next 12 months as interest rates remain stable or inch up modestly.

Rex Bentley, MBA, CFA

Vice President of SAFECO Asset Management; BA and MBA, Brigham Young University (1975); Chartered Financial Analyst (CFA)(1981)

Rex joined SAFECO Asset Management in 1995 and has amassed more than 20 years investment experience.

Michael Hughes, MBA, CFA

Assistant Vice President of SAFECO Asset Management; Magna Cum Laude BS Finance, University of Colorado; MBA, University of Southern California (1992); Chartered Financial Analyst (CFA)(1995)

Michael began his investment career in 1983 and joined SAFECO as a portfolio manager in January 1997.

Lynette D. Sagvold, CFA

Assistant Vice President of SAFECO Asset Management; BA Business Administration, University of Washington (1982); Chartered Financial Analyst (CFA)(1988)

Lynette began her investment career in 1981 at Kidder Peabody and was a portfolio manager for Key Trust and First Interstate before joining SAFECO in 1995 as a portfolio manager and insurance analyst.

Performance Overview & Highlights

SAFECO Balanced Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	Since Inception**

SAFECO Balanced Fund	(4.14)%	(3.23)%	3.99%	6.35%
60% Russell 1000 Value/40% Lehman Brothers Gov’t/Corp. Index	1.56%	(7.49)%	5.19%	7.91%
60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index	1.35%	(2.07)%	6.91%	8.98%
S&P 500 Index	(13.16)%	(17.99)%	3.66%	8.79%
Lipper, Inc. (Balanced Funds)	(6.79)%	(8.61)%	4.22%	N/A

 * Not annualized.
** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES (Common Stocks)	Percent of Net Assets

Banks	8%
Integrated Oil & Gas	6
Diversified Financial Services	5
Integrated Telecommunications Services	4
Multi-Line Insurance	3

TOP TEN STOCK HOLDINGS	Percent of Net Assets

ChevronTexaco Corp. (Integrated Oil & Gas)	2.2%
Exxon Mobil Corp. (Integrated Oil & Gas)	1.9
American International Group, Inc. (Multi-Line Insurance)	1.9
Wells Fargo & Co. (Banks)	1.8
U.S. Bancorp (Banks)	1.7
Citigroup, Inc. (Diversified Financial Services)	1.6
United Parcel Service, Inc. (Class B) (Air Freight & Couriers)	1.6
Praxair, Inc. (Industrial Gases)	1.6
Washington Mutual, Inc. (Banks)	1.5
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	1.5

TOP FIVE PURCHASES (Common Stocks) For the Period Ended June 30, 2002	Cost (000’s)

FirstEnergy Corp.	$269
Kimberly-Clark Corp.	166
Target Corp.	146
Bank of New York Co., Inc.	139
ChevronTexaco Corp.	130

TOP FIVE SALES (Common Stocks) For the Period Ended June 30, 2002	Proceeds (000’s)

Gillette Co.	$265
CVS Corp.	201
Procter & Gamble Co.	156
Northrop Grumman Corp.	145
Johnson & Johnson	132

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Balanced Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—58.2%

Aerospace & Defense—0.3%
800		United Technologies Corp.	$54

Air Freight & Couriers—1.6%
4,500		United Parcel Service, Inc. (Class B)	278

Aluminum—0.3%
1,700		Alcoa, Inc.	56

Automobile Manufacturers—0.3%
1,000		General Motors Corp.	54

Banks—8.2%
2,200		Bank of America Corp.	155
3,800		Bank of New York Co., Inc.	128
6,400		KeyCorp	175
2,400		State Street Corp.	107
12,820		U.S. Bancorp	299
7,250		Washington Mutual, Inc.	269
6,200		Wells Fargo & Co.	310

Brewers—0.6%
2,300		Anheuser-Busch Companies, Inc.	115

Computer Hardware—0.4%
1,100		International Business Machines Corp.	79

Computer Storage & Peripherals—0.2%
4,600	*	EMC Corp.	35

Data Processing Services—0.6%
2,300		Automatic Data Processing, Inc.	100

Department Stores—1.3%
7,150		May Department Stores Co.	236

Diversified Chemicals—1.5%
2,300		Dow Chemical Co.	79
4,100		Du Pont (E.I.) de Nemours & Co.	182

Diversified Financial Services—4.6%
3,200		American Express Co.	116
7,300		Citigroup, Inc.	283
2,600		Federal National Mortgage Association	192
6,500		J.P. Morgan Chase & Co.	221

Electric Utilities—2.6%
6,900		Duke Energy Corp.	215
7,300		FirstEnergy Corp.	244

Electronic Equipment & Instruments—0.6%
3,100		Hubbell, Inc. (Class B)	106

Food Distributors—0.6%
4,000		SYSCO Corp.	109

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Food Retail—0.9%
7,800	*	Kroger Co.	$155

Gas Utilities—0.3%
2,800		El Paso Corp.	58

General Merchandise Stores—1.5%
3,500	*	Costco Wholesale Corp.	135
3,500		Target Corp.	133

Home Improvement Retail—0.6%
2,800		Home Depot, Inc.	103

Household Products—1.6%
2,700		Kimberly-Clark Corp.	167
1,300		Procter & Gamble Co.	116

Industrial Conglomerates—1.0%
6,100		General Electric Co.	177

Industrial Gases—1.6%
4,800		Praxair, Inc.	273

Industrial Machinery—0.6%
2,300		Ingersoll-Rand Co.	105

Integrated Oil & Gas—6.0%
4,300		ChevronTexaco Corp.	381
7,700		Conoco, Inc.	214
8,376		Exxon Mobil Corp.	343
2,200		Royal Dutch Petroleum Co. (ADR)	122

Integrated Telecommunications Services—4.3%
3,600		ALLTEL Corp.	169
4,100		CenturyTel, Inc.	121
7,600		SBC Communications, Inc.	232
6,014		Verizon Communications	241

IT Consulting & Services—0.6%
2,900		Electronic Data Systems Corp.	108

Movies & Entertainment—1.4%
5,400	*	AOL Time Warner, Inc.	79
8,400		Walt Disney Co.	159

Multi-Line Insurance—3.4%
4,800		American International Group, Inc.	328
4,500		Hartford Financial Services Group, Inc.	268

Multi-Utilities—1.4%
11,100		NiSource, Inc.	242

Networking Equipment—0.3%
4,000	*	Cisco Systems, Inc.	56

Oil & Gas Equipment & Services—0.4%
1,500		Schlumberger, Ltd.	70

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Balanced Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—3.1%
3,800		Abbott Laboratories	$143
2,000		Bristol-Myers Squibb Co.	51
2,300		Pfizer, Inc.	81
2,100		Pharmacia Corp.	79
3,100		Schering-Plough Corp.	76
2,300		Wyeth	118

Publishing & Printing—1.0%
2,400		Gannett Co., Inc.	182

Real Estate Investment Trust—2.1%
4,000		Equity Residential	115
3,300		First Industrial Realty Trust, Inc.	108
4,200		Liberty Property Trust	147

Restaurants—0.9%
5,600		McDonald’s Corp.	159

Semiconductor Equipment—0.4%
3,400		Intel Corp.	62

Semiconductors—0.4%
3,000		Texas Instruments, Inc.	71

Systems Software—0.5%
1,700	*	Microsoft Corp.	93

Telecommunications Equipment—0.2%
2,500		Nokia Oyj (ADR)	36

TOTAL COMMON STOCKS (cost $10,344)			10,273

CORPORATE BONDS—13.7%

Air Freight & Couriers—0.4%
$60,000		Federal Express Corp. 6.625%, due 2/12/04	63

Airlines—1.1%
65,000		Delta Air Lines, Inc. 7.11%, due 9/18/11	69
25,000		Northwest Airlines, Inc. 7.041% due 4/01/22	25
113,272		United Air Lines 7.783%, due 1/01/14	109

Alternative Carriers—0.3%
65,000		Sprint Capital Corp. 6.00%, due 1/15/07	51

Computer Hardware—0.4%
70,000		Hewlett-Packard Co. 5.75%, due 12/15/06	71

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Consumer Finance—0.4%
65,000		Household Finance Corp. 7.875%, due 3/01/07	$69

Diversified Chemicals—0.5%
80,000		Dow Chemical Co. 5.75%, due 12/15/08	81

Diversified Financial Services—2.7%
125,000	#	Erac USA Finance Co. (144A) 8.00%, due 1/15/11 (acquired 1/09/01)	136
70,000		Ford Motor Credit Co. 7.25%, due 10/25/11	70
80,000		General Electric Capital Corp. 6.75%, due 3/15/32	79
135,000		General Motors Acceptance Corp. 6.125%, due 9/15/06	137
55,000		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	56

Electric Utilities—1.6%
75,000		Avista Corp. 7.75%, due 1/01/07	77
65,000		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	69
70,000	#	PSEG Power (144A) 6.95%, due 6/01/12 (acquired 6/04/02)	70
65,000		Puget Sound Energy, Inc. 6.25%, due 1/16/04	67

Food Retail—0.9%
140,000		Safeway, Inc. 7.50%, due 9/15/09	155

Forest Products—0.2%
40,000	#	Weyerhaeuser Co. (144A) 5.50%, due 3/15/05 (acquired 3/06/02)	41

Gas Utilities—0.4%
65,000		El Paso Corp. 7.00%, due 5/15/11	62

General Merchandise Stores—0.4%
$60,000		Sears Roebuck & Co. 6.25%, due 1/15/04	62

Home Furnishings—0.4%
70,000	#	Mohawk Industries, Inc. (144A) 6.50%, due 4/15/07 (acquired 3/25/02)	73

Integrated Oil & Gas—0.7%
65,000		Pemex Project Funding Master Trust 9.125%, due 10/13/10	68

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Balanced Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Integrated Oil & Gas—(continued)
55,000		USX Corp. 6.85%, due 3/01/08	$58

Integrated Telecommunications Services—0.8%
110,000		Qwest Communications International, Inc. 7.25%, due 2/15/11	62
85,000	#	Verizon Wireless, Inc. (144A) 5.375%, due 12/15/06 (acquired 12/12/01)	79
40,000		Worldcom, Inc. 8.00%, due 5/15/06	6

Life & Health Insurance—0.4%
70,000		Lincoln National Corp. 5.25%, due 6/15/07	71

Movies & Entertainment—0.4%
80,000		AOL Time Warner, Inc. 6.875%, due 5/01/12	74

Oil & Gas Equipment & Services—0.3%
50,000		Kinder Morgan Energy Partners 6.75%, due 3/15/11	51

Trucking—0.8%
145,000		Hertz Corp. 7.00%, due 7/01/04	149

Wireless Telecommunications Services—0.6%
105,000		TCI Communications, Inc. 8.65%, due 9/15/04	108

TOTAL CORPORATE BONDS (cost $2,480)			2,418

ASSET BACKED SECURITIES—3.2%

Consumer Finance—0.8%
135,000		World Omni Auto Receivables Trust 4.49%, due 8/20/08	138

Diversified Financial Services—2.3%
125,000		CNH Equipment Trust 7.34%, due 2/15/07	131
265,000		General Motors Acceptance Corp. 6.42%, due 5/15/35	282

Motorcycle Manufacturers—0.1%
21,828		Harley Davidson Eaglemark Motorcycle Trust 7.07%, due 11/15/04	22

TOTAL ASSET BACKED SECURITIES (cost $559)			573

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

MORTGAGE BACKED SECURITIES—16.3%

Collateral Mortgage Obligation (CMO)—0.8%
129,460	6.50%, due 2/14/41	$133

Diversified Financial Services—1.0%
170,000	First Union Commercial Mortgage Trust 6.07%, due 10/15/35	178

Federal National Mortgage Association (FNMA)—12.6%
219,228	6.00%, due 1/01/29	220
103,509	6.00%, due 9/01/29	104
104,717	6.50%, due 1/01/15	109
218,016	6.50%, due 2/01/31	223
34,471	6.50%, due 5/01/31	35
94,308	6.50%, due 6/01/31	96
254,906	6.50%, due 7/01/29	261
100,551	7.00%, due 3/01/12	106
83,032	7.00%, due 9/01/31	86
168,905	7.00%, due 9/01/31	175
47,013	8.00%, due 1/01/31	50
73,445	8.00%, due 10/01/30	78
82,835	8.00%, due 2/01/29	89
52,729	8.00%, due 2/01/30	56
366,471	8.00%, due 3/01/31	389
58,251	8.00%, due 4/01/20	62
26,864	8.00%, due 4/01/30	29
27,340	8.00%, due 5/01/31	29
27,992	8.00%, due 7/01/30	30

Government National Mortgage Association (GNMA)—1.9%
15,489	6.00%, due 4/15/14	16
87,824	6.00%, due 8/15/13	91
133,333	7.00%, due 4/15/28	139
32,547	7.00%, due 8/15/28	34
51,906	7.75%, due 11/15/29	55

TOTAL MORTGAGE BACKED SECURITIES (cost $2,782)		2,873

U.S. GOVERNMENT OBLIGATIONS—7.1%

Federal National Mortgage Association (FNMA)—2.1%
345,000	6.625%, due 11/15/30	364

U.S. Federal Agency Notes—1.8%
310,000	5.75%, due 2/15/08	327

U.S. Treasury Notes—3.2%
80,000	4.875%, due 2/15/12	80
145,000	6.00%, due 8/15/09	158
160,000	6.50%, due 11/15/26	177

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Balanced Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

U.S. Treasury Notes—(continued)
110,000	9.25%, due 2/15/16	$151

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $1,243)		1,257

CASH EQUIVALENTS—2.3%

Investment Companies
399,879	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	400

TOTAL CASH EQUIVALENTS (cost $400)		400

TOTAL INVESTMENTS (cost $17,808)—100.8%		17,794

Other Assets, less Liabilities		(133)

NET ASSETS		$17,661

*	Non-income producing security.
#
Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $390,000 and the total value is $399,000 or 2.26% of net assets.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Small Company Value Fund

As of June 30, 2002

Greg Eisen

How did the Fund perform?
The SAFECO Small Company Value Fund earned a modest positive year-to-date return in a period where the overall stock market was down sharply. There were well over 30 stocks in the Fund that showed price changes of greater than 10% over the first 6 months of 2002. The stocks with price gains had a significantly greater impact on the overall portfolio performance than did the stocks with price drops.

For example, our largest position, Rent-Way, was the Fund’s best-performing stock—up 116% for the six-month period. Many of the biggest winners were bank stocks, our largest industry exposure. Still, the Fund has performed slightly below the Russell 2000 Value index.

What factors impacted performance?
From a top-down perspective, the key to the SAFECO Small Company Value Fund’s continued success has been to maintain a portfolio structure closely aligned to the value index in terms of sector weights and valuation. This is a strategy I have been using successfully for the last six quarters.

I continue to maintain a low exposure to technology stocks. I have minimum exposure to telecommunications, which was among the worst-performing sectors in the small-cap universe. The financial sector was the best performer within the Russell 2000 Value Index, and I maintain exposure close to the index weight. While the Fund’s portfolio holdings did react negatively to the WorldCom fiasco, I believe small-cap stocks in general are being viewed as “different” from the former large-cap stars of the bubble market.

What changes did you make and why?
During the period, among the names that met my sell criteria were Forward Air, which was the highest valuation name we held. It was sold to reduce weight in the transportation sector. Colonial Bancorp had not only reached its price target, but was also at a point where it was valued at greater than $1.5 billion in market cap. As a result, I sold it to make room for stocks with greater opportunities and that fall within the small-cap definition.

Quovadx was a software name I sold after it became apparent they would have to perform heroics to meet their annual performance objectives. I realized a sizable gain on this stock, which was all the more gratifying when it recently collapsed after my fears became evident to the whole market.

I sold Paradigm Genetics due to its failure to deliver on stated objectives, as well as its internal management turmoil. Some of the names we added during the six-month period include Central Pacific Bank, Southwest Securities, URS Corp., Building Materials Holding Co. and Roper Industries.

Report From the Fund Manager

SAFECO Small Company Value Fund

As of June 30, 2002

What is your outlook for the future?
The SAFECO Small Company Value Fund investment style continues to center on buying companies with valuation metrics lower than their peer group, yet with sound business models. This is combined with a smattering of turnaround ideas (e.g., Rent-Way) and “basket” approaches (e.g., trades in a large number of utility-preferred stocks).

Greg Eisen, CFA

Assistant Vice President of SAFECO Asset Management; BA Business Administration, Rutgers University (1978); Chartered Financial Analyst (CFA)(1995)

In 1986, Greg Eisen joined SAFECO as a financial analyst. In 1992, he became a securities analyst. He was named portfolio manager in 1996 and is currently manager of the SAFECO Small Company Value Fund, which he has managed since its inception.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

SAFECO Small Company Value Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	Since Inception**

SAFECO Small Company Value Fund	6.10%	8.21%	3.51%	7.60%
Russell 2000 Value Index	7.26%	8.49%	9.70%	13.08%
Lipper, Inc. (Small-Cap Value Funds)	4.31%	5.69%	9.15%	N/A

 * Not annualized.
** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Banks	15%
Diversified Financial Services	6
Trucking	5
Steel	5
Diversified Commercial Services	5

TOP TEN HOLDINGS	Percent of Net Assets

Rent-Way, Inc. (Diversified Financial Services)	3.7%
BankUnited Financial Corp. (Class A) (Banks)	2.9
Shaw Group, Inc. (Steel)	2.9
Regis Corp. (Specialty Stores)	2.8
Precision Castparts Corp. (Diversified Metals & Mining)	2.5
Hooper Holmes, Inc. (Health Care Distributors & Services)	2.5
Insight Enterprises, Inc. (Catalog Retail)	2.5
Schnitzer Steel Industries, Inc. (Steel)	2.2
Macatawa Bank Corp. (Banks)	2.1
Landstar System, Inc. (Trucking)	2.1

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

Optimal Robotics Corp. (Class A)	$1,003
Shaw Group, Inc.	931
SWS Group, Inc.	815
Alliance Gaming Corp.	764
P.A.M. Transportation Services, Inc.	661

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Elcor Corp.	$ 914
Federal Signal Corp.	780
FBR Asset Investment Corp.	773
Forward Air Corp.	722
Colonial BancGroup, Inc.	719

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Small Company Value Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—89.1%

Aerospace & Defense—1.4%
25,500	*	United Defense Industries, Inc.	$586

Banks—14.9%
11,400		Alabama National BanCorp	493
62,400	*	BankUnited Financial Corp. (Class A)	1,195
16,900		BostonFed Bancorp, Inc.	542
41,885		Camco Financial Corp.	591
14,300		CPB, Inc.	657
41,029	*	Hanmi Financial Corp.	703
40,132		Macatawa Bank Corp.	867
18,700		Pacific Crest Capital, Inc.	524
20,600		Riggs National Corp.	307
5,830		Southern Financial Bancorp, Inc.	186

Biotechnology—0.1%
26,600	*	Paradigm Genetics, Inc.	37

Building Products—0.9%
14,500		Elcor Corp.	397

Casinos & Gaming—3.2%
56,300	*	Alliance Gaming Corp.	688
142,100	*	Mikohn Gaming Corp.	602

Catalog Retail—2.5%
40,000	*	Insight Enterprises, Inc.	1,008

Construction & Engineering—1.6%
22,800		URS Corp.	638

Construction Materials—2.8%
14,150		Florida Rock Industries, Inc.	507
16,900		Martin Marietta Materials, Inc.	659

Consumer Finance—2.0%
90,000		Cash America International, Inc.	828

Distributors—1.5%
43,000	*	Building Materials Holding Corp.	618

Diversified Commercial Services—4.5%
25,300	*	DeVry, Inc.	578
186,950	*†	International Aircraft Investors, Inc.	200
22,200	*	ITT Educational Services, Inc.	484
14,900		Landauer, Inc.	579

Diversified Financial Services—5.7%
117,200	*	Rent-Way, Inc.	1,518
40,200		SWS Group, Inc.	789

Diversified Metals & Mining—2.5%
31,100		Precision Castparts Corp.	1,026

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electronic Equipment & Instruments—1.0%
57,000	*	Optimal Robotics Corp. (Class A)	$416

Gas Utilities—1.7%
25,600		NUI Corp.	704

Health Care Distributors & Services—2.5%
126,200		Hooper Holmes, Inc.	1,010

Health Care Equipment—2.8%
22,100	*	INAMED Corp.	591
37,400	*	SonoSite, Inc.	540

Health Care Facilities—1.3%
24,800	*	Province Healthcare Co.	555

Health Care Supplies–—1.5%
67,000	*	Thoratec Corp.	602

Housewares & Specialities—1.6%
18,400		Lancaster Colony Corp.	656

Industrial Machinery—1.0%
10,800		Roper Industries, Inc.	403

Integrated Oil & Gas—1.6%
26,600		World Fuel Services Corp.	649

Internet Software & Services—1.6%
25,500	*	Websense, Inc.	652

Life & Health Insurance—2.0%
14,800		StanCorp Financial Group, Inc.	821

Marine—1.6%
48,700		Nordic American Tanker Shipping, Ltd.	665

Metal & Glass Containers—1.1%
32,100	*	Owens-Illinois, Inc.	441

Networking Equipment—1.8%
31,000	*	Anixter International, Inc.	729

Oil & Gas Drilling—0.7%
9,700	*	Patterson-UTI Energy, Inc.	274

Property & Casualty Insurance—1.5%
26,700		First American Corp.	614

Real Estate Investment Trust—3.9%
11,500		Alexandria Real Estate Equities, Inc.	567
12,700		Camden Property Trust	470
16,500		First Industrial Realty Trust, Inc.	542

Restaurants—0.0%
14,000	*	BRIAZZ, Inc.	14

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Small Company Value Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Stores—2.8%
41,800		Regis Corp.	$1,129

Steel—5.0%
39,300		Schnitzer Steel Industries, Inc.	877
38,300	*	Shaw Group, Inc.	1,176

Telecommunications Equipment—1.8%
38,100	*	Plantronics, Inc.	724

Tobacco—1.5%
16,500		Universal Corp.	606

Trucking—5.2%
26,500	*	Arkansas Best Corp.	675
8,000	*	Landstar System, Inc.	855
24,200	*	P.A.M. Transportation Services, Inc.	581

TOTAL COMMON STOCKS (cost $32,273)			36,345

PREFERRED STOCKS—2.1%

Electric Utilities—2.1%
2,400		Great Plains Energy, Inc. Callable 8/05/02 @ $101.00	150
3,300		Jersey Central Power & Light Co. Callable 8/05/02 @ $106.50	193
4,000		Massachusetts Electric Co. Callable 8/05/02 @ $103.73	279
4,800		PSI Energy, Inc. Callable 8/05/02 @ $25.00	84
2,000		Virginia Electric & Power Co. Callable 8/05/02 @ $101.00	132

TOTAL PREFERRED STOCKS (cost $875)			838

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—8.9%

Investment Companies
2,020,706	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$2,021
1,584,410	Nations Money Market Reserves	1,584

TOTAL CASH EQUIVALENTS (cost $3,605)		3,605

TOTAL INVESTMENTS (cost $36,753)—100.0%		40,788

Other Assets, less Liabilities		(19)

NET ASSETS		$40,769

*	Non-income producing security.
†	Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5% or more of the outstanding voting shares of the company).

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO U.S. Value Fund

As of June 30, 2002

Rex Bentley	Lynette D. Sagvold

How did the Fund perform?
In a period marked by corporate transgressions, accounting concerns and earnings weakness, the SAFECO U.S. Value Fund declined 8.01% while the Russell 1000 Value Index was down just 4.78% during the first half of 2002.

What factors impacted performance?
Approximately two-thirds of the year-to-date shortfall in performance is attributable to three stocks: Tyco International, AOL Time Warner and El Paso. In each case, slower earnings growth and questions regarding accounting practices caused these stocks to decline significantly over the past six months. The healthcare sector also hurt performance as concerns about patent expirations, lack of new drugs in the research pipeline, and problems with FDA compliance drove pharmaceutical issues lower.

What changes did you make and why?
Changes to the Fund this period fell into two categories: the purchase or sale of stocks based on valuation, and a change in sector weights. Looking forward to an improving gross domestic product (GDP), we added stocks that are more sensitive to the economy like Dow Chemical, General Motors and Home Depot, and United Technologies, while selling stocks like CVS, Gillette and Merck. These changes increased our weightings in the basic material, producer durable, and consumer and discretionary sectors, and decreased our exposure to consumer staples. We also sold stocks that had reached our price target, such as Northrup Grumman.

What is your outlook for the future?
Although the economy appears to be experiencing a modest recovery, the stock market continues to languish. Investors remain uneasy about near-term corporate earnings, the barrage of corporate accounting scandals, and the potential for disruptive geopolitical events.

Still, the stock market valuation has improved and currently looks moderately inexpensive. We are encouraged about the market at current levels and anticipate that inflation and interest rates will remain in check as the economy continues to improve. We see GDP growing in the 3% range, and look for the stock market to appreciate as the growth in GDP begins to flow down to corporate earnings. We believe the current scandals are likely to lead us to better corporate governance and stronger accounting standards in the future.

While the geopolitical concerns remain, we believe we have positioned the SAFECO U.S. Value Fund to benefit from what we believe will be a stronger economy. We also believe that the consumer will continue to be the driver of our economic strength.

The Fund is modestly overweight in the consumer discretionary, technology, and integrated oil sectors where valuations are attractive and prospects are likely to improve. The SAFECO U.S. Value Fund’s

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Managers

SAFECO U.S. Value Fund

As of June 30, 2002

forward price/equity (P/E) ratio of 15.3 compares favorably to the Russell 1000 Value P/E of 16.1, and the Fund’s gross dividend yield of 2.24% is line with the Russell 1000 Value yield of 2.25%.

Rex Bentley, MBA, CFA

Vice President of SAFECO Asset Management; BA and MBA, Brigham Young University (1975); Chartered Financial Analyst (CFA)(1981)

Rex joined SAFECO Asset Management in 1995 and has amassed more than 20 years investment experience.

Lynette D. Sagvold, CFA

Assistant Vice President of SAFECO Asset Management; BA Business Administration, University of Washington (1982); Chartered Financial Analyst (CFA) (1988)

Lynette began her investment career in 1981 at Kidder Peabody and was a portfolio manager for Key Trust and First Interstate before joining SAFECO in 1995 as a portfolio manager and insurance analyst.

Performance Overview & Highlights

SAFECO U.S. Value Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	Since Inception**

SAFECO U.S. Value Fund	(8.01)%	(8.68)%	2.21	4.14%
Russell 1000 Value Index	(4.78)%	(8.95)%	6.53	8.31%
Lipper, Inc. (Large-Cap Value Funds)	(9.21)%	(13.43)%	3.45	N/A

 * Not annualized.
** Graph and average annual return comparison begins April 30, 1997, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Banks	14%
Integrated Oil & Gas	10
Diversified Financial Services	8
Integrated Telecommunication Services	7
Multi-Line Insurance	6

TOP TEN HOLDINGS	Percent of Net Assets

Exxon Mobil Corp. (Integrated Oil & Gas)	3.6%
ChevronTexaco Corp. (Integrated Oil & Gas)	3.5
American International Group, Inc. (Multi-Line Insurance)	3.0
Wells Fargo & Co. (Banks)	2.9
United Parcel Service, Inc. (Class B) (Air Freight & Couriers)	2.8
Citigroup, Inc. (Diversified Financial Services)	2.8
U.S. Bancorp. (Banks)	2.7
Washington Mutual, Inc. (Banks)	2.6
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	2.5
Verizon Communications (Integrated Telecommunications Services)	2.3

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

FirstEnergy Corp.	$217
Kimberly-Clark Corp.	135
Bank of New York Co., Inc.	117
Target Corp.	117
Hubbell, Inc. (Class B)	94

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Gillette Corp.	$207
CVS Corp.	157
Procter & Gamble Co.	114
Northrop Grumman Corp.	109
Johnson & Johnson	100

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO U.S. Value Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCK—97.0%

Aerospace & Defense—0.8%
1,000		United Technologies Corp.	$68

Air Freight & Couriers—2.8%
3,900		United Parcel Service, Inc. (Class B)	241

Aluminum—0.7%
1,900		Alcoa, Inc.	63

Automobile Manufacturers—0.5%
800		General Motors Corp.	43

Banks—13.5%
1,800		Bank of America Corp.	127
3,200		Bank of New York Co., Inc.	108
5,000		KeyCorp	136
2,000		State Street Corp.	89
10,090		U.S. Bancorp	236
5,950		Washington Mutual, Inc.	221
5,000		Wells Fargo & Co.	250

Brewers—1.1%
1,900		Anheuser-Busch Companies, Inc.	95

Computer Hardware—0.8%
1,000		International Business Machines Corp.	72

Computer Storage & Peripherals—0.4%
4,300	*	EMC Corp.	32

Data Processing Services—1.1%
2,100		Automatic Data Processing, Inc.	91

Department Stores—2.1%
5,550		May Department Stores Co.	183

Diversified Chemicals—2.4%
1,800		Dow Chemical Co.	62
3,300		Du Pont (E.I.) de Nemours & Co.	147

Diversified Financial Services—7.6%
2,400		American Express Co.	87
6,200		Citigroup, Inc.	240
2,100		Federal National Mortgage Association	155
5,300		J.P. Morgan Chase & Co.	180

Electric Utilities—4.3%
5,700		Duke Energy Corp.	177
5,900		FirstEnergy Corp.	197

Electronic Equipment & Instruments—1.0%
2,600		Hubbell, Inc. (Class B)	89

Food Distributors—1.0%
3,300		SYSCO Corp.	90

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Food Retail—1.5%
6,300	*	Kroger Co.	$125

Gas Utilities—0.5%
2,200		El Paso Corp.	45

General Merchandise Stores—2.5%
2,900	*	Costco Wholesale Corp.	112
2,800		Target Corp.	107

Home Improvement Retail—1.0%
2,300		Home Depot, Inc.	84

Household Products—2.7%
2,200		Kimberly-Clark Corp.	136
1,100		Procter & Gamble Co.	98

Industrial Conglomerates—1.7%
5,100		General Electric Co.	148

Industrial Gases—2.2%
3,400		Praxair, Inc.	194

Industrial Machinery—1.0%
1,800		Ingersoll-Rand Co.	82

Integrated Oil & Gas—10.0%
3,400		ChevronTexaco Corp.	301
5,700		Conoco, Inc.	158
7,528		Exxon Mobil Corp.	308
1,800		Royal Dutch Petroleum Co. (ADR)	99

Integrated Telecommunications Services—7.1%
3,000		ALLTEL Corp.	141
3,300		CenturyTel, Inc.	97
6,000		SBC Communications, Inc.	183
4,948		Verizon Communications	199

IT Consulting & Services—0.9%
2,200		Electronic Data Systems Corp.	82

Movies & Entertainment—2.3%
5,100	*	AOL Time Warner, Inc.	75
6,600		Walt Disney Co.	125

Multi-Line Insurance—5.5%
3,863		American International Group, Inc.	264
3,600		Hartford Financial Services Group, Inc.	214

Multi-Utilities—2.2%
8,700		NiSource, Inc.	190

Networking Equipment—0.7%
4,300	*	Cisco Systems, Inc.	60

Oil & Gas Equipment & Services—0.6%
1,200		Schlumberger, Ltd.	56

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO U.S. Value Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—5.0%
3,000		Abbott Laboratories	$113
1,500		Bristol-Myers Squibb Co.	39
1,900		Pfizer, Inc.	67
1,700		Pharmacia Corp.	64
2,400		Schering-Plough Corp.	59
1,900		Wyeth	97

Publishing & Printing—1.8%
2,000		Gannett Co., Inc.	152

Real Estate Investment Trust—3.5%
3,200		Equity Residential	92
2,700		First Industrial Realty Trust, Inc.	89
3,400		Liberty Property Trust	119

Restaurants—1.5%
4,500		McDonald’s Corp.	128

Semiconductor Equipment—0.6%
2,800		Intel Corp.	51

Semiconductors—0.7%
2,500		Texas Instruments, Inc.	59

Systems Software—1.0%
1,600	*	Microsoft Corp.	88

Telecommunications Equipment—0.4%
2,300		Nokia Oyj (ADR)	33

TOTAL COMMON STOCKS (cost $8,410)			8,412

CASH EQUIVALENTS—4.2%

Investment Companies
366,302		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	366

TOTAL CASH EQUIVALENTS (cost $366)			366

TOTAL INVESTMENTS (cost $8,777)—101.3%			8,778

Other Assets, less Liabilities			(111)

NET ASSETS			$8,667

*	Non-income producing security.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Small Company Growth Fund

As of June 30, 2002

Thomas J. Ross

For the six-month period ending June 30, the SAFECO Small Company Growth Fund was ahead of its benchmark, the Russell 2000 Growth, by 5.19%.

As the first half of 2002 came to a close, WorldCom, the second largest long distance telecommunications company in the United States, disclosed that it had overstated its results by nearly $4 billion, in what may be one of America’s largest cases of fraudulent accounting practices. This announcement was characteristic of business headlines in recent months, shaking investors’ faith by adding to the list of large, high-profile companies attempting to prop up their share prices by misleading the public. Standard & Poor’s also introduced their new definitions of “core earnings” in an effort to apply updated standards to the definition.

Also impacting sentiment, international news reminded investors of ongoing tensions in the Middle East, including unfinished business with Iraq, a possible confrontation between India and Pakistan, as well as heightened terror alerts at home. In response, virtually every U.S. equity style and size segment fell during the first half of 2002. Small-cap stocks were more resilient, however, and fell to a lesser extent than large caps. Value beat growth across the market-cap spectrum. We appear to be well into one of the longer cycles of value leadership in the small-cap stock universe.

The data unfolding in the real economy has nevertheless been reasonably upbeat, with slower but steady growth on an annualized basis. On an annualized basis, first quarter real gross domestic product (GDP) growth was 6.1%, and second quarter growth is expected to come in around 2%. On the heels of a recession, a 4% annualized growth rate for the first half of 2002 is certainly respectable. Despite strong growth in productivity, little inflationary pressure, and signs of improvement in manufacturing, negative investor sentiment was the key driver of equity markets over the quarter.

Performance of the SAFECO Small Company Growth Fund was helped most by strong performance in retail stocks, favorable stock selection in healthcare providers, and by underweighting software stocks. The major detractors from returns came from semiconductor holdings and the underweight position in banks.

Technology and biotechnology were the most punished areas in the Russell 2000 Growth Index—we are underweight in both groups. Few areas of the small-cap growth market posted positive returns, although industries within consumer staples and financials were among the most resilient.

We reduced commitments to technology, notably in semiconductors and communications equipment, given what we perceive to be a weak outlook and a continuation of overly optimistic earnings growth assumptions. Despite the potential for counter-trend rallies in technology, we do not believe fundamentals in most areas of this sector are improving to the extent necessary to support their valuations. Earnings estimates for the second half and 2003 remain too hopeful, and these will eventually have to be revised downward. Software, in particular, is an industry where we have difficulty with company forecasts.

Report From the Fund Manager

SAFECO Small Company Growth Fund

As of June 30, 2002

In addition to reducing allocations to technology, we exited telecommunications, added to consumer discretionary, commercial goods and services, and added exposure to financials with new bank and insurance holdings. We also added a real estate investment trust (Redwood Trust Inc.), a component of the benchmark. While our position size here is small, this was one of the best performing industry segments for the fund.

Healthcare stocks came under selling pressure, and we reduced biotechnology holdings. Our healthcare holdings are concentrated in healthcare providers and services.

The largest economic sector overweight in portfolios at the end of the first half of 2002 was consumer discretionary. This sector continues to generate strong earnings, and has enjoyed the highest degree of positive earnings revisions. The largest underweight allocation was to technology.

Equity markets typically rally in anticipation of an economic recovery, with smaller-cap stocks taking the lead. While small caps have been outperforming the large caps, the overall market’s recent performance has been sub-par for this stage of a recovery, compared to past economic cycles. Shares in many sectors have dipped to below their September 2001 lows. It may be a rational investor response to wait until better earnings materialize, given that the integrity of published earnings is so widely being called into question.

Ultimately, however, smaller-cap stocks may benefit vis-à-vis larger caps, since most of the high profile accounting misdeeds, discovered so far, have occurred at very large, multinational corporations. The importance of restoring faith in corporate America is clear and policy makers appear highly motivated to pursue aggressive reforms. If deemed effective, reforms coinciding with stronger earnings could substantially improve the investment outlook.

Terror-related shocks remain a great uncertainty, and would hurt small caps’ relative performance in the short term. We expect monetary policy will remain accommodative near term, and believe that the current slow growth economic environment still favors smaller cap investing. Smaller companies can often grow faster than large cap firms can, in part by pursuing niche opportunities. Faster earnings growth and frustration with mega-caps are two themes that make smaller cap investing appealing, and could attract further flows into the sector as signs of an equity market recovery accelerate.

Thomas J. Ross

Dresdner RCM Global Investors LLC (the “sub-advisor”) acts as the investment sub-advisor to the SAFECO Small Company Growth Fund. Thomas J. Ross is a Director of the sub-advisor, with which he has been associated since 2001. Prior to 2001, he was a senior analyst and portfolio manager for Dresdner Bank’s Dresdner Investment Trust subsidiary for ten years. He is primarily responsible for the day-to-day management of the Fund. Mr. Ross manages or co-manages other accounts of the sub-advisor or its clients.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

SAFECO Small Company Growth Fund

INVESTOR CLASS

Total Return for the period ended June 30, 2002	Six Month*	Since Inception*†

SAFECO Small Company Growth Fund	(12.16)%	(0.66)%
Russell 2000 Growth Index	(17.35)%	(4.90)%

 * Not annualized.
† Total return comparison begins October 31, 2001, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Specialty Stores	6%
Health Care Facilities	6
Semiconductor Equipment	5
Banks	5
Application Software	4

TOP TEN HOLDINGS	Percent of Net Assets

Monro Muffler Brake, Inc. (Diversified Commercial Services)	3.2%
Patterson-UTI Energy, Inc. (Oil & Gas Drilling)	2.2
Duane Reade, Inc. (Drug Retail)	2.1
Linens ’n’ Things, Inc. (Specialty Stores)	2.0
Hibbet Sporting Goods, Inc. (Specialty Stores)	2.0
Renal Care Group (Health Care Facilities)	1.9
National-Oilwell, Inc. (Oil & Gas Equipment & Services)	1.8
Scottish Annuity & Life Holdings, Ltd. (Life & Health Insurance)	1.8
Alliance Data Systems Corp. (Data Processing Systems)	1.8
VCA Antech, Inc. (Health Care Facilities)	1.7

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

Microsemi Corp.	$153
Monro Muffler Brake, Inc.	119
Concurrent Computer Corp.	112
Hibbett Sporting Goods, Inc.	111
SeaChange International, Inc.	102

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Triad Hospitals, Inc.	$154
SeaChange International, Inc.	125
Legato Systems, Inc.	117
ORATEC Interventions, Inc.	111
Humana, Inc.	102

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO Small Company Growth Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—89.7%

Aerospace & Defense—1.4%
3,500	*	Veridian Corp.	$79

Apparel & Accessories—0.6%
2,000	*	Gymboree Corp.	32

Apparel Retail—1.4%
1,000	*	J. Jill Group, Inc.	38
2,000	*	Pacific Sunwear of California, Inc.	44

Application Software—4.4%
2,500	*	J.D. Edwards & Co.	30
3,000	*	NetIQ Corp.	68
2,250	*	Take-Two Interactive Software, Inc.	46
2,400	*	THQ, Inc.	72
8,000	*	Vastera, Inc.	35

Auto Parts & Equipment—2.1%
3,000	*	Dura Automotive Systems, Inc.	62
4,000	*	Tower Automotive, Inc.	56

Automobile Manufacturers—0.5%
1,000	*	Navistar International Corp.	32

Banks—4.5%
3,500		First State Bancorporation	91
1,750		FirstMerit Corp.	48
1,600		Mid-State Bancshares	31
1,866		Pacific Capital Bancorp	45
1,800		Trustmark Corp.	46

Biotechnology—1.3%
1,400	*	Neurocrine Biosciences, Inc.	40
1,000	*	Transkaryotic Therapies, Inc.	36

Broadcasting & Cable TV—2.9%
3,000	*	Cumulus Media, Inc. (Class A)	41
1,350	*	Entercom Communications Corp.	62
2,400	*	Lin TV Corp. (Class A)	65

Catalog Retail—0.6%
1,500	*	Insight Enterprises, Inc.	38

Computer Storage & Peripherals—1.0%
12,500	*	Concurrent Computer Corp.	58

Construction & Farm Machinery—0.8%
2,250	*	AGCO Corp.	44

Consumer Electronics—0.7%
3,400	*	InterTAN, Inc.	38

Data Processing Services—3.0%
4,000	*	Alliance Data Systems Corp.	102
1,600	*	ChoicePoint, Inc.	73

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Distributors—0.5%
1,600		Advanced Marketing Services, Inc.	$29

Diversified Chemicals—1.3%
3,500		Olin Corp.	78

Diversified Commercial Services—4.0%
2,000	*	Coinstar, Inc.	49
8,000	*	Monro Muffler Brake, Inc.	182

Diversified Financial Services—0.8%
1,800	*	Federal Agricultural Mortgage Corp.	48

Drug Retail—2.1%
3,500		Duane Reade, Inc.	119

Electrical Components & Equipment—0.9%
2,200	*	Advanced Energy Industries, Inc.	49

Electronic Equipment & Instruments—2.2%
3,300		EDO Corp.	94
1,400	*	InVision Technologies, Inc.	34

Food Distributors—1.5%
2,500		Performance Food Group Co.	85

Health Care Distributors & Services—0.6%
10,600	*	Curon Medical, Inc.	37

Health Care Equipment—3.1%
2,500	*	Conceptus, Inc.	41
2,500	*	Med-Design Corp.	32
1,400	*	Therasense, Inc.	26
2,000	*	Varian Medical Systems, Inc.	81

Health Care Facilities—5.6%
1,250	*	LifePoint Hospitals, Inc.	45
3,500	*	Renal Care Group, Inc.	109
1,750	*	Triad Hospitals, Inc.	74
6,000	*	VCA Antech, Inc.	95

Health Care Supplies—0.5%
1,900	*	Kyphon, Inc.	28

Hotels—2.7%
3,000	*	Choice Hotels International, Inc.	60
2,500		Fairmont Hotels & Resorts, Inc.	65
700		Four Seasons Hotels, Inc.	33

Industrial Machinery—0.7%
1,400	*	Flowserve Corp.	42

Insurance Brokers—0.7%
2,500		Hub International, Ltd.	38

Internet Retail—0.5%
1,250	*	Overture Services, Inc.	31

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Small Company Growth Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Internet Software & Services—2.1%
6,000	*	Exult, Inc.	$39
3,500	*	Fidelity National Information Solutions, Inc.	84

IT Consulting & Services—2.4%
4,700	*	KPMG Consulting, Inc.	70
5,000	*	Perot Systems Corp.	54
500	*	SRA International, Inc. (Class A)	13

Leisure Products—0.6%
2,500	*	West Marine, Inc.	32

Life & Health Insurance—1.8%
5,500		Scottish Annuity & Life Holdings, Ltd.	105

Metal & Glass Containers—1.8%
1,200		Ball Corp.	50
1,400	*	Silgan Holdings, Inc.	57

Multi-Line Insurance—0.2%
400	*	The Navigators Group, Inc.	11

Oil & Gas Drilling—2.2%
4,500	*	Patterson-UTI Energy, Inc.	127

Oil & Gas Equipment & Services—4.3%
2,500	*	Cal Dive International, Inc.	55
5,000	*	National-Oilwell, Inc.	105
4,900	*	Varco International, Inc.	86

Oil & Gas Exploration & Production—1.4%
3,500	*	Ultra Petroleum Corp.	27
3,000	*	Unit Corp.	52

Pharmaceuticals—2.3%
4,000	*	Amylin Pharmaceuticals, Inc.	44
1,000	*	CV Therapeutics, Inc.	19
2,500	*	Pharmaceutical Resources, Inc.	69

Railroads—0.9%
5,000	*	RailAmerica, Inc.	54

Real Estate Investment Trust—0.7%

1,250		Redwood Trust, Inc.	39

Restaurants—0.8%
1,750	*	O’Charley’s, Inc.	44

Semiconductor Equipment—4.9%
8,800	*	Artisan Components, Inc.	79
4,000		Lattice Semiconductor Corp.	35
17,500	*	Manufacturers’ Services, Ltd.	85
5,000	*	Microsemi Corp.	33
2,000	*	Semtech Corporation	53

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Chemicals—0.6%
4,000	*	Omnova Solutions, Inc.	$34

Specialty Stores—6.3%
1,500		Aaron Rents, Inc.	36
4,500	*	Hibbett Sporting Goods, Inc.	114
3,500	*	Linens ’n Things, Inc.	115
2,000	*	O’Reilly Automotive, Inc.	55
1,600	*	Sonic Automotive, Inc.	41

Systems Software—0.8%
5,000	*	Per-Se Technologies, Inc.	46

Telecommunications Equipment—1.6%
4,600	*	UTStarcom, Inc.	93

Textiles—0.4%
6,000	*	DHB Industries, Inc.	24

Trucking—0.7%
1,800	*	Swift Transportation Co., Inc.	42

TOTAL COMMON STOCKS (cost $5,185)			5,177

CASH EQUIVALENTS—10.2%

Investment Companies
295,222		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	295
295,222		Nations Money Market Reserves	295

TOTAL CASH EQUIVALENTS (cost $590)			590

TOTAL INVESTMENTS (cost $5,775)—99.9%			5,767

Other Assets, less Liabilities			3

NET ASSETS			$5,770

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO U.S. Growth Fund

As of June 30, 2002

Seth A. Reicher	Mary Bersot

Year-to-date, the SAFECO U.S. Growth Fund performed in line with its benchmark, the Russell 1000 Growth Index. Once again, value stocks outperformed growth stocks and small cap stocks outperformed large-cap stocks.

The economy showed signs of improvement, but stock prices continued to decline. Typically at this stage of an economic recovery, stock prices tend to increase, however, the latest economic and market cycles have been anything but typical.

Normally during a recession, many of the excesses built up in the previous expansion are unwound. This recession, mild by historical comparison, did not fully correct the excesses. Namely, debt levels for both consumers and corporations remain high and there appears to be an excess of technology and telecommunications capital equipment that will take time to work through. As a result, it will be more difficult for the economy to make the transition from inventory cycle led growth to more sustainable growth.

Although still positive, economic news released during the second quarter pointed to a slower pace from the first quarter. In addition, new data suggested that the consumer might finally be retrenching. While housing remained solid, several other indicators were noticeably weaker. In addition, comments from a number of companies, especially in more cyclical industries including technology, suggested business activity remained weak and the outlook continued to be quite uncertain. Expectations for a pick-up of demand and profit recovery in the second half of the year faded.

Market sentiment switched from positive to negative as investors were bombarded by daily examples of questionable accounting, suggesting a lack of corporate integrity. With valuations still comparatively high in many sectors of the market, share prices had little support. U.S. mutual fund and foreign investors moved money out of stocks. Foreign investors, also had to deal with a rapid decline in the U.S dollar, which likely exacerbated the flow of funds from the United States.

The SAFECO U.S. Growth Fund is built bottom-up. The defensive nature of our selections was most characterized by our underweight to technology stocks and overweight to traditionally stable growth sectors, including consumer staples companies and pharmaceuticals.

Consumer staples stocks performed well, viewed as a safe haven in this difficult market. On the other hand, pharmaceutical stocks did not perform as expected. Technology and telecommunications stocks have been weak throughout the year (especially during the second quarter) as the fundamentals for these businesses continued to be challenged.

As fallout from the accounting and liquidity issues surrounding the telecommunications sector and WorldCom continue, investors punished the stocks of media companies. Our underweight to this group was positive for performance, as well.

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Managers

SAFECO U.S. Growth Fund

As of June 30, 2002

We continue to maintain our cautious short-term outlook for the market and the economy as a whole. While it is clear that the economy has turned the corner, growth and corporate profits in the second half of 2002 will likely be less robust than implied by current share prices. The current levels of consumer and business sector debt will act as a headwind to sustainable economic growth. In the near-term, the consumer may once again be reinvigorated by the current low mortgage rates with the acceleration of refinancing activity. However, any strength in consumer spending will likely be difficult to maintain.

We were somewhat skeptical of the market’s extraordinary rebound in last year’s fourth quarter and chose to maintain our defensive portfolio positioning. However, due to subsequent changes in individual stock positions, we have slightly reduced our overall defensiveness by modestly reducing our technology underweight and decreasing our healthcare overweight.

Given the difference in relative performance of large-cap growth to both small-cap and value stocks, and the expected growth of earnings between the sectors, we believe that growth stocks are poised for strong relative performance over the next 12 to 18 months. Regarding the broader market, stocks are likely to be caught in a trading range over the near-term and could continue to experience sharp swings in prices. Any positive news on the economy or earnings could easily be offset by negative news. In addition, concerns about the quality of earnings and relatively expensive valuations will likely combine to keep a lid on stock price appreciation. We anticipate that after a challenging summer, we may have an opportunity to further reduce your portfolio’s defensive posture. We hope to see more realistic earnings expectations for cyclical sectors and more attractive valuations.

As always, we remain committed to our philosophy of investing in quality companies with achievable superior growth characteristics and reasonable valuations. In an uncertain environment such as this, investors will likely pay a premium price for companies that are able to produce outstanding earnings growth. While the recent market declines have been disappointing, one result has been an increasing number of stocks that offer attractive entry-points for the intermediate-term investment horizon.

Seth A. Reicher	Mary Bersot

Dresdner RCM Global Investors LLC (the “sub-advisor”) acts as an investment sub-advisor to the SAFECO U.S. Growth Fund. Seth A. Reicher, CFA and Mary Bersot, CFA, are primarily responsible for the day-to-day management of the Fund. Mr. Reicher is a Managing Director of the sub-advisor, which he has been associated with since 1993. Ms. Bersot is a Managing Director of the sub-advisor, which she has been associated with since 1999. From 1990 to 1999, she worked for McMorgan & Co. as a Senior Vice President managing the Taft Hartley Funds as well as a balanced mutual fund. Mr. Reicher and Ms. Bersot manage or co-manage other accounts of the sub-advisor or its clients.

Performance Overview & Highlights

SAFECO U.S. Growth Fund

INVESTOR CLASS

Total Return for the period ended June 30, 2002	Six Month*	Since Inception*†

SAFECO U.S. Growth Fund	(20.80)%	(15.73)%
Russell 1000 Growth Index	(20.78)%	(13.30)%

* Not annualized.
† Total return comparison begins October 31, 2001, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	20%
Systems Software	8
Industrial Conglomerates	6
Diversified Financial Services	5
General Merchandise Stores	5

TOP TEN HOLDINGS	Percent of Net Assets

Pfizer, Inc. (Pharmaceuticals)	7.7%
Microsoft Corp. (Systems Software)	6.5
General Electric Co. (Industrial Conglomerates)	5.9
Wal-Mart Stores, Inc. (General Merchandise Stores)	3.6
Anheuser-Busch Companies, Inc. (Brewers)	3.4
American International Group, Inc. (Multi-Line Insurance)	3.2
Johnson & Johnson (Pharmaceuticals)	3.0
Pharmacia Corp. (Pharmaceuticals)	2.9
Wyeth (Pharmaceuticals)	2.8
Intel Corp. (Semiconductor Equipment)	2.7

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

Dell Computer Corp.	$ 79
Cardinal Health, Inc.	68
Medtronic, Inc.	67
Colgate-Palmolive Co.	48
Automatic Data Processing, Inc.	42

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Tyco International, Ltd.	$123
Merck & Co., Inc.	106
AOL Time Warner, Inc.	72
GlaxoSmithKline, plc (ADR)	69
Bristol-Myers Squibb Co.	38

WEIGHTINGS AS A PERCENT
OF NET ASSETS

Portfolio of Investments

SAFECO U.S. Growth Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—94.6%

Aerospace & Defense—2.3%
400		General Dynamics Corp.	$43
900		United Technologies Corp.	61

Air Freight & Couriers—1.2%
900		United Parcel Service, Inc. (Class B)	56

Application Software—1.0%
400	*	Check Point Software Technologies, Ltd.	6
400	*	Electronic Arts, Inc.	27
800	*	Siebel Systems, Inc.	11

Biotechnology—3.1%
2,200		Amgen, Inc.	92
900	*	Genentech, Inc.	30
700	*	MedImmune, Inc.	19

Brewers—3.4%
3,100		Anheuser-Busch Companies, Inc.	155

Broadcasting & Cable TV—1.4%
1,000	*	Comcast Corp. (Special Class A)	24
950	*	Viacom, Inc. (Class B)	42

Computer Hardware—2.9%
3,000	*	Dell Computer Corp.	79
750		International Business Machines Corp.	54

Data Processing Services—1.3%
1,300		Automatic Data Processing, Inc.	57

Diversified Financial Services—4.9%
1,500		Citigroup, Inc.	58
1,175		Federal National Mortgage Association	87
600		Franklin Resources, Inc.	26
300		Marsh & McLennan Cos., Inc.	29
600		Merrill Lynch & Co., Inc.	24

Drug Retail—1.7%
2,000		Walgreen Co.	77

Food Distributors—1.1%
1,800		SYSCO Corp.	49

Footwear—1.3%
1,100		NIKE, Inc. (Class B)	59

General Merchandise Stores—4.9%
700	*	Costco Wholesale Corp.	27
800		Target Corp.	31
3,000		Wal-Mart Stores, Inc.	165

Health Care Distributors & Services—1.4%
1,025		Cardinal Health, Inc.	63

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Equipment—2.8%
1,450		Baxter International, Inc.	$64
1,500		Medtronic, Inc.	64

Home Improvement Retail—1.8%
2,200		Home Depot, Inc.	81

Household Products—0.3%
200		Kimberly-Clark Corp.	12

Industrial Conglomerates—5.9%
9,200		General Electric Co.	267

Integrated Oil & Gas—0.5%
475		BP, plc (ADR)	24

Integrated Telecommunications Services—0.4%
600		SBC Communications, Inc.	18

IT Consulting & Services—1.4%
1,600	*	Accenture, Ltd. (Class A)	30
900		Electronic Data Systems Corp.	33

Multi-Line Insurance—3.2%
2,100		American International Group, Inc.	143

Networking Equipment—1.8%
5,800	*	Cisco Systems, Inc.	81

Oil & Gas Equipment & Services—1.2%
600		Baker Hughes, Inc.	20
500		Schlumberger, Ltd.	23
300	*	Weatherford International, Inc.	13

Oil & Gas Exploration & Production—0.5%
500		Anadarko Petroleum Corp.	25

Packaged Foods—1.4%
1,600		Kraft Foods, Inc. (Class A)	66

Personal Products—2.8%
1,950		Colgate-Palmolive Co.	98
900		Gillette Co.	30

Pharmaceuticals—20.4%
1,600		Eli Lilly & Co.	90
550	*	IDEC Pharmaceuticals Corp.	19
2,600		Johnson & Johnson	136
10,000		Pfizer, Inc.	350
3,500		Pharmacia Corp.	131
2,900		Schering-Plough Corp.	71
2,500		Wyeth	128

Restaurants—0.8%
1,500	*	Starbucks Corp.	37

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO U.S. Growth Fund

As of June 30, 2002
(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Semiconductor Equipment—2.9%
6,600		Intel Corp.	$121
600	*	NVIDIA Corp.	10

Semiconductors—0.8%
1,000	*	Maxim Integrated Products, Inc.	38

Soft Drinks—4.4%
1,400		Coca-Cola Co.	78
2,500		PepsiCo, Inc.	121

Systems Software—7.7%
5,400	*	Microsoft Corp.	295
3,500	*	Oracle Corp.	33
1,100	*	VERITAS Software Corp.	22

Telecommunications Equipment—0.9%
1,350		Nokia Oyj (ADR)	20
800	*	QUALCOMM, Inc.	22

Wireless Telecommunications Services—0.8%
2,650		Vodafone Group, plc (ADR)	36

TOTAL COMMON STOCKS (cost $4,874)			4,301

CASH EQUIVALENTS—5.3%

Investment Companies
232,937		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	233
9,459		Nations Money Market Reserves	9

TOTAL CASH EQUIVALENTS (cost $242)			242

TOTAL INVESTMENTS (cost $5,116)—99.9%			4,543

Other Assets, less Liabilities			3

NET ASSETS			$4,546

*	Non-income producing security.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of June 30, 2002
(Unaudited)
–(In Thousands, Except Per-Share Amounts)–	SAFECO Growth Opportunities Fund	SAFECO Equity Fund	SAFECO Dividend Income Fund

Assets
Investments, at Cost	$665,843	$709,824	$135,340

Investments, at Value:
Unaffiliated Issuers	$356,611	$844,263	$157,692
Affiliated Issuers	281,749	–	–

Total Investments at Value	638,360	844,263	157,692
Cash	–	–	–
Collateral for Securities Loaned, at Fair Value	150,163	2,640	1,650
Receivables:
Investment Securities Sold	2,063	–	487
Trust Shares Sold	26	22	–
Dividends and Interest	5	585	420
From Advisor	4	17	–
Other	–	–	–
Deferred Offering Costs	–	–	–

Total Assets	790,621	847,527	160,249
Liabilities
Payables:
Investment Securities Purchased	1,938	–	374
Trust Shares Redeemed	79	99	–
Payable Upon Return of Securities Loaned	150,163	2,640	1,650
Forward Currency Contracts Open, Net	–	–	–
Dividends	–	1,384	596
Investment Advisory Fees	331	441	87
Accrued Expenses	245	326	68

Total Liabilities	152,756	4,890	2,775

Net Assets	$637,865	$842,637	$157,474

Investor Class:
Net Assets	$601,672	$813,212	$155,564
Trust Shares Outstanding	26,647	53,324	9,036

Net Asset Value, Offering Price, and Redemption Price Per Share	$22.58	$15.25	$17.22

Class A:
Net Assets	$24,227	$16,539	$856
Trust Shares Outstanding	1,086	1,083	49

Net Asset Value and Redemption Price Per Share	$22.30	$15.27	$17.30

Maximum Offering Price Per Share (Net Asset Value Plus Sales Charge of 5.75%)	$23.66	$16.20	$18.36

Class B:
Net Assets	$11,776	$12,756	$958
Trust Shares Outstanding	552	854	55

Net Asset Value and Offering Price Per Share	$21.32	$14.93	$17.34

Class C:
Net Assets	$190	$130	$96
Trust Shares Outstanding	9	9	6

Net Asset Value and Offering Price Per Share	$21.31	$14.95	$17.37

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$698,312	$740,927	$139,481
Distributable Earnings	(60,447)	101,710	17,993

Net Assets	$637,865	$842,637	$157,474

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands, Except Per-Share Amounts)–	SAFECO Northwest Fund	SAFECO International Stock Fund	SAFECO Balanced Fund	SAFECO Small Company Value Fund	SAFECO U.S. Value Fund	SAFECO Small Company Growth Fund	SAFECO U.S. Growth Fund

Assets
Investments, at Cost	$76,461	$19,971	$17,808	$36,753	$8,777	$5,775	$5,116

Investments, at Value:
Unaffiliated Issuers	$79,821	$23,538	$17,794	$40,588	$8,778	$5,767	$4,543
Affiliated Issuers	–	–	–	200	–	–	–

Total Investments at Value	79,821	23,538	17,794	40,788	8,778	5,767	4,543
Cash	–	664	–	–	–	98	–
Collateral for Securities Loaned, at Fair Value	6,650	–	1,685	7,285	1,610	–	–
Receivables:
Investment Securities Sold	319	7	55	–	40	6	29
Trust Shares Sold	–	24	–	35	–	–	–
Dividends and Interest	34	79	106	45	14	2	4
From Advisor	12	20	5	7	5	9	7
Other	–	–	–	–	–	–	–
Deferred Offering Costs	–	–	–	–	–	19	19

Total Assets	86,836	24,332	19,645	48,160	10,447	5,901	4,602
Liabilities
Payables:
Investment Securities Purchased	–	15	152	37	124	93	20
Trust Shares Redeemed	5	–	–	16	–	–	–
Payable Upon Return of Securities Loaned	6,650	–	1,685	7,285	1,610	–	–
Forward Currency Contracts Open, Net	–	50	–	–	–	–	–
Dividends	–	–	117	–	26	–	–
Investment Advisory Fees	44	18	9	23	5	5	3
Accrued Expenses	54	39	21	30	15	33	33

Total Liabilities	6,753	122	1,984	7,391	1,780	131	56

Net Assets	$80,083	$24,210	$17,661	$40,769	$8,667	$5,770	$4,546

Investor Class:
Net Assets	$70,785	$22,324	$14,176	$38,027	$7,788	$2,684	$1,990
Trust Shares Outstanding	4,255	2,195	1,281	2,601	757	271	237

Net Asset Value, Offering Price, and Redemption Price Per Share	$16.64	$10.17	$11.06	$14.62	$10.29	$9.92	$8.42

Class A:
Net Assets	$4,504	$913	$1,730	$1,271	$343	$1,018	$875
Trust Shares Outstanding	276	91	156	89	33	103	104

Net Asset Value and Redemption Price Per Share	$16.33	$10.07	$11.10	$14.37	$10.29	$9.90	$8.40

Maximum Offering Price Per Share (Net Asset Value Plus Sales Charge of 5.75%)	$17.33	$10.68	$11.78	$15.25	$10.92	$10.50	$8.91

Class B:
Net Assets	$4,706	$895	$1,755	$1,471	$536	$991	$845
Trust Shares Outstanding	300	91	159	106	52	100	101

Net Asset Value and Offering Price Per Share	$15.68	$9.84	$11.08	$13.83	$10.24	$9.85	$8.36

Class C:
Net Assets	$88	$77	–	–	–	$1,077	$836
Trust Shares Outstanding	6	8				109	100

Net Asset Value and Offering Price Per Share	$15.68	$9.84				$9.85	$8.36

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$81,552	$26,786	$17,800	$42,945	$8,912	$5,920	$5,427
Distributable Earnings	(1,469)	(2,576)	(139)	(2,176)	(245)	(150)	(881)

Net Assets	$80,083	$24,210	$17,661	$40,769	$8,667	$5,770	$4,546

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six-Month Period Ended June 30, 2002
(Unaudited)
–(In Thousands)–	SAFECO Growth Opportunities Fund	SAFECO Equity Fund	SAFECO Dividend Income Fund

Investment Income
Dividends (Net of Foreign Taxes Withheld of $32 Thousand in the International Stock Fund)	$202	$7,367	$1,992
Interest	51	285	53
Income from Securities Loaned, net	407	21	8

Total Investment Income	660	7,673	2,053
Expenses
Investment Advisory	2,431	3,240	597
Fund Accounting and Administration	142	169	77
Transfer Agent—Investor Class	897	1,158	189
—Class A	44	30	1
—Class B	20	24	2
Shareholder Service—Class A	35	24	1
—Class B	16	19	1
—Class C	–	–	–
Distribution —Class B	49	56	4
—Class C	1	1	–
Legal and Auditing	21	26	12
Custodian	33	43	10
Registration	21	19	18
Reports to Shareholders	113	167	22
Trustees	4	5	3
Loan Interest	25	–	–
Amortization of Offering Costs	–	–	–
Other	40	64	7

Total Expenses Before Expense Reimbursement	3,892	5,045	944
Expense Reimbursement From Advisor—Investor Class	–	–	–
—Class A	(11)	(45)	(1)
—Class B	(5)	(5)	(1)
—Class C	–	–	–

Total Expenses After Expense Reimbursement	3,876	4,995	942

Investment Income (Loss)	(3,216)	2,678	1,111
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(7,725)	(2,666)	(3,598)
Investments in Affiliated Issuers	(6,411)	–	–
Foreign Currency Transactions	–	–	–

Total Net Realized Gain (Loss)	(14,136)	(2,666)	(3,598)
Net Change in Unrealized Appreciation (Depreciation)	(127,269)	(185,207)	(11,134)

Net Gain (Loss) on Investments and Foreign Currency	(141,405)	(187,873)	(14,732)

Net Change in Net Assets Resulting from Operations	$(144,621)	$(185,195)	$(13,621)

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	SAFECO Northwest Fund	SAFECO International Stock Fund	SAFECO Balanced Fund	SAFECO Small Company Value Fund	SAFECO U.S. Value Fund	SAFECO Small Company Growth Fund	SAFECO U.S. Growth Fund

Investment Income
Dividends (Net of Foreign Taxes Withheld of $32 Thousand in the International Stock Fund)	$342	$308	$121	$217	$96	$5	$23
Interest	18	1	210	24	4	4	2
Income from Securities Loaned, net	27	–	4	14	3	–	–

Total Investment Income	387	309	335	255	103	9	25
Expenses
Investment Advisory	312	120	63	130	32	30	20
Fund Accounting and Administration	40	11	8	16	4	3	2
Transfer Agent —Investor Class	117	33	20	44	8	1	1
—Class A	7	2	3	1	–	–	–
—Class B	8	2	3	2	1	–	–
Shareholder Service —Class A	6	1	2	1	–	1	1
—Class B	7	1	2	2	1	1	1
—Class C	–	–	–	–	–	2	1
Distribution —Class B	19	4	7	5	2	4	4
—Class C	–	–	–	–	–	4	4
Legal and Auditing	11	10	10	10	10	9	9
Custodian	7	35	3	7	3	5	3
Registration	23	22	17	17	15	15	15
Reports to Shareholders	18	8	4	9	1	1	–
Trustees	3	3	3	3	3	3	3
Loan Interest	–	–	–	–	–	–	–
Amortization of Offering Costs	–	–	–	–	1	28	28
Other	4	13	–	4	1	–	–

Total Expenses Before Expense Reimbursement	582	265	145	251	82	107	92
Expense Reimbursement From Advisor —Investor Class	(49)	(82)	(26)	(38)	(25)	(21)	(20)
—Class A	(5)	(4)	(4)	(2)	(1)	(9)	(9)
—Class B	(6)	(4)	(4)	(3)	(2)	(8)	(9)
—Class C	–	–	–	–	–	(9)	(8)

Total Expenses After Expense Reimbursement	522	175	111	208	54	60	46

Investment Income (Loss)	(135)	134	224	47	49	(51)	(21)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(3)	(401)	(31)	1,376	(30)	(85)	(287)
Investments in Affiliated Issuers	–	–	–	–	–	–	–
Foreign Currency Transactions	–	4	–	–	–	–	–

Total Net Realized Gain (Loss)	(3)	(397)	(31)	1,376	(30)	(85)	(287)
Net Change in Unrealized Appreciation (Depreciation)	(10,916)	(607)	(971)	291	(783)	(666)	(882)

Net Gain (Loss) on Investments and Foreign Currency	(10,919)	(1,004)	(1,002)	1,667	(813)	(751)	(1,169)

Net Change in Net Assets Resulting from Operations	$(11,054)	$(870)	$(778)	$1,714	$(764)	$(802)	$(1,190)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

(Unaudited)
	SAFECO Growth Opportunities Fund		SAFECO Equity Fund		SAFECO Dividend Income Fund		SAFECO Northwest Fund

–(In Thousands)–	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

Operations

Net Investment Income (Loss)	$(3,216)	$(5,308)	$2,678	$6,294	$1,111	$3,016	$(135)	$(236)

Net Realized Gain (Loss) on Investments and Foreign Currency	(14,136)	(15,562)	(2,666)	(30,021)	(3,598)	(298)	(3)	(4,512)

Net Change in Unrealized Appreciation (Depreciation)	(127,269)	151,466	(185,207)	(112,939)	(11,134)	(17,959)	(10,916)	(9,041)

Net Change in Net Assets Resulting from Operations	(144,621)	130,596	(185,195)	(136,666)	(13,621)	(15,241)	(11,054)	(13,789)

Distributions to Shareholders From:

Net Investment Income

—Investor Class	–	–	(2,657)	(6,251)	(1,104)	(2,987)	–	–

—Class A	–	–	(21)	(58)	(5)	(12)	–	–

—Class B	–	–	–	–	(2)	(7)	–	–

—Class C	–	–	–	–	–	(1)	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–	–	–

—Class A	–	–	–	–	–	–	–	–

—Class B	–	–	–	–	–	–	–	–

—Class C	–	–	–	–	–	–	–	–

Total	–	–	(2,678)	(6,309)	(1,111)	(3,007)	–	–

Net Trust Share Transactions	(94,983)	70,785	(90,622)	(229,360)	(7,853)	(21,469)	(5,147)	(11,213)

Redemption Fees	–	–	–	–	–	–	–	–

Total Change in Net Assets	(239,604)	201,381	(278,495)	(372,335)	(22,585)	(39,717)	(16,201)	(25,002)

Net Assets at Beginning of Period	877,469	676,088	1,121,132	1,493,467	180,059	219,776	96,284	121,286

Net Assets at End of Period	$637,865	$877,469	$842,637	$1,121,132	$157,474	$180,059	$80,083	$96,284

Tax Character of Distributions Paid:
Ordinary Income	$–	$–	$2,678	$6,309	$1,111	$3,007	$–	$–
Long-term Capital Gains	–	–	–	–	–	–	–	–

Total	$–	$–	$2,678	$6,309	$1,111	$3,007	$–	$–

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.
***	For the period from October 31, 2001 (commencement of operations) to December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS

		SAFECO International Stock Fund	SAFECO Balanced Fund		SAFECO Small Company Value Fund		SAFECO U.S. Value Fund		SAFECO Small Company Growth Fund		SAFECO U.S. Growth Fund

–(In Thousands)–	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001***	2002*	2001***

Operations

Net Investment Income (Loss)	$134	$129	$224	$497	$47	$289	$49	$104	$(51)	$(15)	$(21)	$(7)

Net Realized Gain (Loss) on Investments and Foreign Currency	(397)	(5,502)	(31)	312	1,376	(1,065)	(30)	39	(85)	18	(287)	11

Net Change in Unrealized Appreciation (Depreciation)	(607)	(2,351)	(971)	(867)	291	5,404	(783)	(609)	(666)	658	(882)	309

Net Change in Net Assets Resulting from Operations	(870)	(7,724)	(778)	(58)	1,714	4,628	(764)	(466)	(802)	661	(1,190)	313

Distributions to Shareholders From:

Net Investment Income

—Investor Class	–	(541)	(191)	(414)	–	(282)	(47)	(99)	–	–	–	–

—Class A	–	(21)	(20)	(47)	–	(7)	(1)	(3)	–	–	–	–

—Class B	–	(11)	(15)	(36)	–	(1)	(1)	(1)	–	–	–	–

—Class C	–	(1)	–	–	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–	–	–	(4)	–	(2)	–

—Class A	–	–	–	–	–	–	–	–	(2)	–	(1)	–

—Class B	–	–	–	–	–	–	–	–	(1)	–	(1)	–

—Class C	–	–	–	–	–	–	–	–	(2)	–	–	–

Total	–	(574)	(226)	(497)	–	(290)	(49)	(103)	(9)	–	(4)	–

Net Trust Share Transactions	(416)	(2,610)	217	494	7,069	3,180	210	432	818	5,102	170	5,257

Redemption Fees	22	351

Total Change in Net Assets	(1,264)	(10,557)	(787)	(61)	8,783	7,518	(603)	(137)	7	5,763	(1,024)	5,570

Net Assets at Beginning of Period	25,474	36,031	18,448	18,509	31,986	24,468	9,270	9,407	5,763	—	5,570	–

Net Assets at End of Period	$24,210	$25,474	$17,661	$18,448	$40,769	$31,986	$8,667	$9,270	$5,770	$5,763	$4,546	$5,570

Tax Character of Distributions Paid:
Ordinary Income	$–	$574	$226	$497	$–	$290	$49	$103	$9	$–	$4	$–
Long-term Capital Gains	–	–	–	–	–	–	–	–	–	–	–	–

Total	$–	$574	$226	$497	$–	$290	$49	$103	$9	$–	$4	$–

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$27.25		$22.33	$23.30	$22.70	$22.45	$16.97
Income (Loss) From Investment Operations
Net Investment Loss	(0.11)		(0.16)	(0.19)	(0.16)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(4.56)		5.08	(0.78)	0.76	0.99	8.50

Total from Investment Operations	(4.67)		4.92	(0.97)	0.60	0.98	8.48
Less Distributions
Distributions from Realized Gains	–		–	–	–	(0.73)	(3.00)

Net Asset Value at End of Period	$22.58		$27.25	$22.33	$23.30	$22.70	$22.45

Total Return	(17.14%	)*	22.03%	(4.16% )	2.64%	4.37%	49.96%
Net Assets at End of Period (000’s)	$601,672		$829,052	$637,557	$815,041	$1,394,225	$638,562
Ratios to Average Net Assets:
Gross Expenses	1.04%	**	1.03%	1.05%	1.07%	0.77%	0.85%
Net Expenses	1.04%	**	1.03%	1.05%	1.02%	0.77%	0.85%
Net Investment Loss	(0.85%	)**	(0.71% )	(0.74% )	(0.57% )	(0.06% )	(0.17% )
Portfolio Turnover Rate	40%	**	65%	63%	38%	55%	83%

SAFECO Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$18.54		$20.65	$24.02	$23.25	$19.54	$16.60
Income (Loss) From Investment Operations
Net Investment Income	0.05		0.10	0.13	0.18	0.21	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(3.29)		(2.11)	(2.76)	2.00	4.64	3.78

Total from Investment Operations	(3.24)		(2.01)	(2.63)	2.18	4.85	4.01
Less Distributions
Dividends from Net Investment Income	(0.05)		(0.10)	(0.13)	(0.18)	(0.21)	(0.23)
Distributions from Realized Gains	–		–	(0.61)	(1.23)	(0.93)	(0.84)

Total Distributions	(0.05)		(0.10)	(0.74)	(1.41)	(1.14)	(1.07)

Net Asset Value at End of Period	$15.25		$18.54	$20.65	$24.02	$23.25	$19.54

Total Return	(17.50%	)*	(9.72% )	(10.97% )	9.37%	24.93%	24.21%
Net Assets at End of Period (000’s)	$813,212		$1,083,035	$1,419,589	$2,147,299	$2,024,877	$1,490,198
Ratios to Average Net Assets:
Expenses	0.98%	**	0.94%	0.89%	0.83%	0.74%	0.73%
Net Investment Income	0.56%	**	0.53%	0.57%	0.73%	0.99%	1.24%
Portfolio Turnover Rate	33%	**	31%	35%	34%	33%	34%

*	Not annualized.
**	Annualized.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO Dividend Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$18.82		$20.58	$22.39	$23.47	$23.89	$21.13
Income (Loss) From Investment Operations
Net Investment Income	0.12		0.30	0.38	0.50	0.64	0.65
Net Realized and Unrealized Gain (Loss) on Investments	(1.60)		(1.76)	(1.81)	(0.25)	0.86	4.87

Total from Investment Operations	(1.48)		(1.46)	(1.43)	0.25	1.50	5.52
Less Distributions
Dividends from Net Investment Income	(0.12)		(0.30)	(0.38)	(0.50)	(0.64)	(0.65)
Distributions from Realized Gains	–		–	–	(0.83)	(1.28)	(2.11)

Total Distributions	(0.12)		(0.30)	(0.38)	(1.33)	(1.92)	(2.76)

Net Asset Value at End of Period	$17.22		$18.82	$20.58	$22.39	$23.47	$23.89

Total Return	(7.89%	)*	(7.06% )	(6.36% )	1.17%	6.31%	26.43%
Net Assets at End of Period (000’s)	$155,564		$177,920	$217,053	$303,537	$399,279	$401,985
Ratios to Average Net Assets:
Expenses	1.10%	**	1.08%	1.07%	0.99%	0.82%	0.85%
Net Investment Income	1.32%	**	1.57%	1.80%	2.18%	2.54%	2.81%
Portfolio Turnover Rate	16%	**	58%	45%	42%	46%	52%

SAFECO Northwest Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$18.86		$21.25	$25.33	$17.73	$17.31	$14.07
Income (Loss) From Investment Operations
Net Investment Loss	(0.02)		(0.03)	(0.11)	(0.10)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(2.20)		(2.36)	(3.97)	9.71	0.70	4.41

Total from Investment Operations	(2.22)		(2.39)	(4.08)	9.61	0.61	4.38
Less Distributions
Distributions from Realized Gains	–		–	–	(2.01)	(0.19)	(1.14)

Total Distributions	–		–	–	(2.01)	(0.19)	(1.14)

Net Asset Value at End of Period	$16.64		$18.86	$21.25	$25.33	$17.73	$17.31

Total Return	(11.77	)*	(11.25% )	(16.11% )	54.25%	3.50%	31.12%
Net Assets at End of Period (000’s)	$70,785		$85,290	$108,113	$97,534	$63,594	$64,635
Ratios to Average Net Assets:
Gross Expenses	1.22%	**	1.21%	1.11%	1.17%	1.12%	1.09%
Net Expenses	1.10%	**	1.10%	1.10%	1.10%	1.12%	1.09%
Net Investment Loss	(0.23%	)**	(0.15% )	(0.45% )	(0.54% )	(0.49% )	(0.19% )
Portfolio Turnover Rate	16%	**	50%	36%	49%	50%	55%

*	Not annualized.
**	Annualized.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$10.54		$14.24	$16.95	$13.14	$11.50	$11.29
Income (Loss) From Investment Operations
Net Investment Income	0.06		0.06	0.08	0.03	0.01	0.24
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.44)		(3.65)	(1.94)	3.78	1.63	0.28

Total from Investment Operations	(0.38)		(3.59)	(1.86)	3.81	1.64	0.52

Redemption Fees	0.01		0.14	–	–	–	–

Less Distributions
Dividends from Net Investment Income	–		(0.25)	(0.08)	–	–	(0.29)
Distributions from Realized Gains	–		–	(0.77)	–	–	(0.02)

Total Distributions	–		(0.25)	(0.85)	–	–	(0.31)

Net Asset Value at End of Period	$10.17		$10.54	$14.24	$16.95	$13.14	$11.50

Total Return	(3.51%	)*	(24.30% )	(10.95% )	29.00%	14.26%	4.55%
Net Assets at End of Period (000’s)	$22,324		$23,398	$33,019	$36,967	$22,111	$14,754
Ratios to Average Net Assets:
Gross Expenses	2.14%	**	2.08%	1.79%	1.72%	1.79%	1.89%
Net Expenses	1.40%	**	1.46%	1.40%	1.69%	1.62%	1.63%
Net Investment Income	0.55%	**	0.46%	0.23%	0.21%	0.14%	0.58%
Portfolio Turnover Rate	20%	**	163%	33%	24%	26%	22%

SAFECO Balanced Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$11.69		$12.06	$11.81	$12.22	$11.61	$10.70
Income (Loss) From Investment Operations
Net Investment Income	0.15		0.33	0.34	0.31	0.32	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(0.37)	0.25	(0.18)	1.12	1.45

Total from Investment Operations	(0.48)		(0.04)	0.59	0.13	1.44	1.77
Less Distributions
Dividends from Net Investment Income	(0.15)		(0.33)	(0.34)	(0.31)	(0.32)	(0.32)
Distributions from Realized Gains	–		–	–	(0.23)	(0.51)	(0.54)

Total Distributions	(0.15)		(0.33)	(0.34)	(0.54)	(0.83)	(0.86)

Net Asset Value at End of Period	$11.06		$11.69	$12.06	$11.81	$12.22	$11.61

Total Return	(4.14%	)*	(0.29% )	5.09%	1.05%	12.56%	16.64%
Net Assets at End of Period (000’s)	$14,176		$14,736	$14,816	$18,008	$19,137	$13,667
Ratios to Average Net Assets:
Gross Expenses	1.46%	**	1.49%	1.43%	1.33%	1.17%	1.23%
Net Expenses	1.10%	**	1.10%	1.10%	1.14%	1.17%	1.23%
Net Investment Income	2.65%	**	2.82%	2.83%	2.51%	2.74%	2.85%
Portfolio Turnover Rate	65%	**	75%	63%	95%	75%	101%

*	Not annualized.
**	Annualized.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO Small Company Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$13.78		$11.77	$12.73	$11.16	$14.23	$11.81
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.02		0.13	(0.02)	(0.06)	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.82		2.01	(0.94)	1.63	(3.01)	2.80

Total from Investment Operations	0.84		2.14	(0.96)	1.57	(3.07)	2.76
Less Distributions
Dividends from Net Investment Income	–		(0.13)	–	–	–	–
Distributions from Realized Gains	–		–	–	–	–	(0.34)

Total Distributions	–		(0.13)	–	–	–	(0.34)

Net Asset Value at End of Period	$14.62		$13.78	$11.77	$12.73	$11.16	$14.23

Total Return	6.10%	*	18.20%	(7.54% )	14.07%	(21.57% )	23.38%
Net Assets at End of Period (000’s)	$38,027		$29,643	$22,477	$28,319	$35,162	$22,658
Ratios to Average Net Assets:
Gross Expenses	1.39%	**	1.48%	1.41%	1.44%	1.28%	1.33%
Net Expenses	1.15%	**	1.19%	1.15%	1.20%	1.28%	1.33%
Net Investment Income (Loss)	0.32%	**	1.01%	(0.13% )	(0.49% )	(0.49% )	(0.41%	)
Portfolio Turnover Rate	71%	**	141%	107%	117%	90%	61%

SAFECO U.S. Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31				April 30, 1997 (Commencement of Operations) to December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$11.25		$11.96	$11.95	$11.95	$11.19	$10.00
Income (Loss) From Investment Operations
Net Investment Income	0.06		0.14	0.13	0.11	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.96)		(0.71)	0.01	0.50	1.28	1.66

Total from Investment Operations	(0.90)		(0.57)	0.14	0.61	1.40	1.75
Less Distributions
Dividends from Net Investment Income	(0.06)		(0.14)	(0.13)	(0.11)	(0.12)	(0.09)
Distributions from Realized Gains	–		–	–	(0.50)	(0.52)	(0.47)

Total Distributions	(0.06)		(0.14)	(0.13)	(0.61)	(0.64)	(0.56)

Net Asset Value at End of Period	$10.29		$11.25	$11.96	$11.95	$11.95	$11.19

Total Return	(8.01%	)*	(4.78% )	1.18%	5.15%	12.61%	17.50%	*
Net Assets at End of Period (000’s)	$7,788		$8,383	$8,541	$9,905	$10,014	$9,063
Ratios to Average Net Assets:
Gross Expenses	1.70%	**	1.79%	1.64%	1.52%	1.19%	1.19%	**
Net Expenses	1.10%	**	1.10%	1.10%	1.17%	1.19%	1.19%	**
Net Investment Income	1.14%	**	1.21%	1.08%	0.93%	1.06%	1.26%	**
Portfolio Turnover Rate	42%	**	39%	45%	52%	55%	36%	**

*	Not annualized.
**	Annualized.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO Small Company Growth Fund	Six-Month Period Ended June 30	October 31, 2001 (Commencement of Operations) to December 31

Investor Class	2002	2001

Net Asset Value at Beginning of Period	$11.31	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(1.31)	1.33

Total from Investment Operations	(1.37)	1.31
Less Distributions
Distributions from Realized Gains	(0.02)	–

Net Asset Value at End of Period	$9.92	$11.31

Total Return*	(12.16% )	13.10%
Net Assets at End of Period (000’s)	$2,684	$2,367
Ratios to Average Net Assets:
Gross Expenses**	3.20%	4.54%
Net Expenses**	1.60%	1.60%
Net Investment Loss**	(1.31% )	(1.23%	)
Portfolio Turnover Rate**	142%	43%

SAFECO U.S. Growth Fund	Six-Month Period Ended June 30	October 31, 2001 (Commencement of Operations) to December 31

Investor Class	2002	2001

Net Asset Value at Beginning of Period	$10.64	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.02)	–
Net Realized and Unrealized Gain (Loss) on Investments	(2.19)	0.64

Total from Investment Operations	(2.21)	0.64
Less Distributions
Distributions from Realized Gains	(0.01)	–

Net Asset Value at End of Period	$8.42	$10.64

Total Return*	(20.80% )	6.40%
Net Assets at End of Period (000’s)	$1,990	$2,372
Ratios to Average Net Assets:
Gross Expenses**	3.26%	4.29%
Net Expenses**	1.40%	1.40%
Net Investment Loss**	(0.43% )	(0.28%	)
Portfolio Turnover Rate**	34%	2%

*	Not annualized.
**	Annualized.

Notes to Financial Statements
(Unaudited)

1.    GENERAL

The SAFECO Common Stock Trust (“Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the SAFECO Growth Opportunities Fund, SAFECO Equity Fund, SAFECO Dividend Income Fund, SAFECO Northwest Fund, SAFECO International Stock Fund, SAFECO Balanced Fund, SAFECO Small Company Value Fund, SAFECO U.S. Value Fund, SAFECO Small Company Growth Fund and the SAFECO U.S. Growth Fund (together “the Funds”).

The Funds offer up to four classes of shares:

*	Investor shares—sold directly to shareholders with no associated sales charges.

*	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically covert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a service fee to the distributor, SAFECO Securities, Inc., for selling its shares at the annual rate of .25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of .75% of the average daily net assets of each class. Under the plan, the distributor uses the service fees primarily to compensate persons for selling shares in each class and for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principals generally accepted in the United States.

Security Valuation.    Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which approximates fair value. When valuations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Securities Lending.    The Funds (excluding the International Stock, Small Company Growth and U.S. Growth Funds) may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan,

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements
(Unaudited)

the Funds will continue to receive the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower is required to return to the Fund securities identical to the loaned securities. The Funds may pay reasonable administrative fees in connection with the loans of their securities and share the interest earned on the cash collateral with the borrower. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Income Recognition.    Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest is accrued on short-term investments and bonds daily.

Redemption Fees.    Effective October 1, 2001, shares held in the International Stock Fund less than 90 days are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Fund, are accounted for as an addition to paid in capital for book purposes and ordinary income for tax purposes.

Dividends and Distributions to Shareholders.    For the Growth Opportunities, Northwest, International Stock, Small Company Value, Small Company Growth, and U.S. Growth Funds net investment income (if any) is distributed to shareholders on the last business day (ex-dividend date) of December. For all other Funds, net investment income is distributed as of the last business day of March, June, September and December. Net realized gains on investments, if any, are normally distributed to shareholders in December and March. Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a a manner which results in no taxes to the Funds. Therefore, no federal income or excise tax provision is required.

Foreign Currency Translation.    The accounting records of the International Stock Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, and dividend and interest income, are translated at the rates of exchange prevailing on the respective dates of such  transactions. The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Stock Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Foreign Exchange Contracts.    The International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a

Notes to Financial Statements
(Unaudited)

hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses on foreign currency contracts are recorded on settlement date of the foreign currency exchange contract and are included in the Statements of Assets and Liabilities and the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

Estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the six-month period ended June 30, 2002:

(In Thousands)	Purchases	Sales

Growth Opportunities Fund	$145,668	$250,125
Equity Fund	157,716	238,477
Dividend Income Fund	13,367	21,298
Northwest Fund	6,904	13,290
International Stock Fund	2,359	3,168
Balanced Fund	6,082	5,802
Small Company Value Fund	15,531	11,584
U.S. Value Fund	2,045	1,813
Small Company Growth Fund	4,352	3,874
U.S. Growth Fund	878	817

Purchases in the Balanced Fund include $1,406 of U.S. Government securities.

Sales in the Balanced Fund include $978 of U.S. Government securities.

4.    PORTFOLIO SECURITIES LOANED

At June 30, 2002, the value of securities on loan and related collateral received for portfolio securities loaned were as follows:

(In Thousands)	Value of Securities on Loan	Collateral Received

Growth Opportunities Fund	$144,885	$150,163
Equity Fund	2,346	2,640
Dividend Income Fund	1,637	1,650
Northwest Fund	6,245	6,650
Balanced Fund	1,637	1,685
Small Company Value Fund	6,974	7,285
U.S. Value Fund	1,572	1,610

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements
(Unaudited)

5.	COMMITMENTS

At June 30, 2002, the International Stock Fund had open forward foreign currency exchange contracts obligating it to receive or deliver the following foreign currencies:

(In Thousands)
Currency to be Delivered	In Exchange For	Settlement Date	U.S. Dollar Value as of June 30, 2002	Unrealized Depreciation

25,513 Japanese Yen	$195	7/15/02	$213	$(18)
29,929 Japanese Yen	233	7/22/02	250	(17)
27,037 Japanese Yen	211	8/13/02	226	(15)
10,145 Japanese Yen	85	8/28/02	85	—

	$724		$774	$(50)

6.	COMPONENTS OF ACCUMULATED UNDISTRIBUTED INCOME (LOSS) AND DISTRIBUTABLE EARNINGS

At June 30, 2002, accumulated undistributed income (loss) was as follows:

(In Thousands)	Growth Opportunities Fund	Equity Fund	Dividend Income Fund	Northwest Fund	International Stock Fund

Gross Unrealized Appreciation on Investments	$173,657	$247,994	$37,742	$25,411	$4,936
Gross Unrealized Depreciation on Investments	(201,140)	(113,555)	(15,390)	(22,051)	(1,369)

Net Unrealized Appreciation (Depreciation) on Investments	(27,483)	134,439	22,352	3,360	3,567
Accumulated Net Investment Income (Loss)	(3,216)	–	–	(135)	134
Accumulated Realized Loss	(29,748)	(32,729)	(4,359)	(4,694)	(6,277)

Accumulated Undistributed Income (Loss)	$(60,447)	$101,710	$17,993	$(1,469)	$(2,576)

(In Thousands)	Balanced Fund	Small Company Value Fund	U.S. Value Fund	Small Company Growth Fund	U.S. Growth Fund

Gross Unrealized Appreciation on Investments	$1,327	$7,888	$969	$565	$133
Gross Unrealized Depreciation on Investments	(1,341)	(3,853)	(968)	(573)	(706)

Net Unrealized Appreciation (Depreciation) on Investments	(14)	4,035	1	(8)	(573)
Accumulated Net Investment Income (Loss)	(2)*	47	–	(51)	(21)
Accumulated Realized Loss	(123)	(6,258)	(246)	(91)	(287)

Accumulated Undistributed Loss	$(139)	$(2,176)	$(245)	$(150)	$(881)

*	Accumulated undistributed net investment loss on a book basis is due to premium and discount amortization required on debt securities.

Notes to Financial Statements
(Unaudited)

At June 30, 2002, the estimated components of distributable earnings on a tax basis were as follows:

(In Thousands)	Growth Opportunities Fund	Equity Fund	Dividend Income Fund	Northwest Fund	International Stock Fund

Undistributed Long-term Capital Gain (Loss)	$(6,678)	$15,620	$(2,301)	$(125)	$(27)
Undistributed Ordinary Loss	(10,674)	(18,289)	(1,297)	(13)	(286)
Capital Loss Carryforward**	(15,014)	(30,060)	(761)	(4,680)	(3,296)
Net Unrealized Appreciation (Depreciation) on Investments	(28,081)	134,439	22,352	3,349	1,033

Distributable Earnings	$(60,447)	$101,710	$17,993	$(1,469)	$(2,576)

(In Thousands)	Balanced Fund	Small Company Value Fund	U.S. Value Fund	Small Company Growth Fund	U.S. Growth Fund

Undistributed Long-term Capital Gain	$93	$465	$67	$–	$–
Undistributed Ordinary Income (Loss)	(123)	957	(96)	(136)	(308)
Capital Loss Carryforward**	(93)	(7,479)	(217)	–	–
Net Unrealized Appreciation (Depreciation) on Investments	(16)	3,881	1	(14)	(573)

Distributable Earnings	$(139)	$(2,176)	$(245)	$(150)	$(881)

        Differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on certain forward foreign currency contracts and premium and discount amortization required for book purposes but not for tax purposes.

**
At December 31, 2001, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal Income tax purposes, which expire as follows:

(In Thousands)	Amounts (000’s)	Expiration Dates

Growth Opportunities Fund	$15,014	2008-2009
Equity Fund	30,060	2009
Dividend Income Fund	761	2008-2009
Northwest Fund	4,680	2008-2009
International Stock Fund	3,296	2009
Balanced Fund	93	2008-2009
Small Company Value Fund	7,479	2006-2009
U.S. Value Fund	217	2008-2009

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements
(Unaudited)

7.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001*	2002*	2001**

	SAFECO Growth Opportunities Fund

Shares:
Sales	11,712	24,208	323	676	35	62	2	2
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(15,486)	(22,338)	(494)	(593)	(37)	(86)	–	–

Net Change	(3,774)	1,870	(171)	83	(2)	(24)	2	2

Amounts:
Sales	$298,894	$604,350	$7,999	$16,516	$822	$1,433	$34	$49
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(389,491)	(535,850)	(12,375)	(13,734)	(864)	(1,977)	(2)	(2)

Net Change	$(90,597)	$68,500	$(4,376)	$2,782	$(42)	$(544)	$32	$47

	SAFECO Equity Fund

Shares:
Sales	1,672	4,175	90	516	32	82	2	3
Reinvestments	66	321	1	3	–	–	–	–
Redemptions	(6,819)	(14,836)	(167)	(1,942)	(80)	(178)	(2)	(1)

Net Change	(5,081)	(10,340)	(76)	(1,423)	(48)	(96)	–	2

Amounts:
Sales	$29,429	$79,730	$1,579	$9,977	$552	$1,543	$30	$76
Reinvestments	1,208	5,869	7	57	–	–	–	–
Redemptions	(119,112)	(284,521)	(2,924)	(38,726)	(1,364)	(3,344)	(27)	(21)

Net Change	$(88,475)	$(198,922)	$(1,338)	$(28,692)	$(812)	$(1,801)	$3	$55

	SAFECO Dividend Income Fund

Shares:
Sales	292	412	6	6	2	4	–	1
Reinvestments	23	137	–	1	–	1	–	–
Redemptions	(733)	(1,644)	(3)	(13)	(8)	(18)	–	(1)

Net Change	(418)	(1,095)	3	(6)	(6)	(13)	–	–

Amounts:
Sales	$5,399	$7,994	$114	$119	$34	$85	$7	$17
Reinvestments	440	2,562	2	10	1	6	–	–
Redemptions	(13,642)	(31,676)	(62)	(249)	(146)	(328)	–	(9)

Net Change	$(7,803)	$(21,120)	$54	$(120)	$(111)	$(237)	$7	$8

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.

Notes to Financial Statements
(Unaudited)

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO Northwest Fund

Shares:
Sales	862	1,399	34	71	13	49	–	1
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(1,129)	(1,964)	(35)	(110)	(35)	(44)	–	–

Net Change	(267)	(565)	(1)	(39)	(22)	5	–	1

Amounts:
Sales	$15,765	$25,295	$598	$1,340	$230	$908	$3	$14
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(20,515)	(35,931)	(610)	(2,051)	(615)	(783)	(3)	(5)

Net Change	$(4,750)	$(10,636)	$(12)	$(711)	$(385)	$125	$–	$9

	SAFECO International Stock Fund

Shares:
Sales	532	13,235	181	459	5	163	–	1
Reinvestments	–	35	–	2	–	1	–	–
Redemptions	(556)	(13,368)	(183)	(469)	(14)	(172)	–	–

Net Change	(24)	(98)	(2)	(8)	(9)	(8)	–	1

Amounts:
Sales	$5,348	$158,423	$1,790	$5,294	$46	$1,954	$–	$12
Reinvestments	–	366	–	19	–	10	–	–
Redemptions	(5,635)	(161,176)	(1,828)	(5,450)	(137)	(2,059)	–	(3)

Net Change	$(287)	$(2,387)	$(38)	$(137)	$(91)	$(95)	$–	$9

	SAFECO Balanced Fund

Shares:
Sales	160	228	17	28	7	25
Reinvestments	5	20	1	4	1	3
Redemptions	(143)	(217)	(10)	(32)	(18)	(17)

Net Change	22	31	8	–	(10)	11

Amounts:
Sales	$1,863	$2,669	$197	$334	$79	$296
Reinvestments	54	235	9	43	7	33
Redemptions	(1,672)	(2,545)	(112)	(377)	(208)	(194)

Net Change	$245	$359	$94	$–	$(122)	$135

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements
(Unaudited)

	Investor Class		Class A		Class B
	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO Small Company Value Fund

Shares:
Sales	1,733	5,045	26	66	14	9
Reinvestments	–	20	–	–	–	–
Redemptions	(1,283)	(4,824)	(12)	(65)	(9)	(9)

Net Change	450	241	14	1	5	–

Amounts:
Sales	$24,908	$64,825	$380	$835	$184	$100
Reinvestments	–	273	–	6	–	–
Redemptions	(18,110)	(61,938)	(169)	(815)	(124)	(106)

Net Change	$6,798	$3,160	$211	$26	$60	$(6)

	SAFECO U.S. Value Fund

Shares:
Sales	49	67	6	9	6	9
Reinvestments	1	3	–	–	–	–
Redemptions	(38)	(39)	(2)	(4)	(3)	(8)

Net Change	12	31	4	5	3	1

Amounts:
Sales	$539	$756	$64	$97	$65	$97
Reinvestments	8	34	–	2	–	1
Redemptions	(408)	(428)	(27)	(46)	(31)	(81)

Net Change	$139	$362	$37	$53	$34	$17

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.

Notes to Financial Statements
(Unaudited)

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO Small Company Growth Fund

Shares:
Sales	74	209	2	103	1	100	9	100
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(13)	–	–	(2)	–	–	–	–

Net Change	61	209	2	101	1	100	9	100

Amounts:
Sales	$827	$2,096	$25	$1,030	$6	$1,000	$100	$1,000
Reinvestments	1	–	–	–	–	–	–	–
Redemptions	(141)	–	–	(24)	–	–	—	–

Net Change	$687	$2,096	$25	$1,006	$6	$1,000	$100	$1,000

	SAFECO U.S. Growth Fund

Shares:
Sales	34	226	3	101	1	100	–	100
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(21)	(3)	–	–	–	–	–	–

Net Change	13	223	3	101	1	100	–	100

Amounts:
Sales	$336	$2,277	$28	$1,011	$11	$1,000	$–	$1,000
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(205)	(31)	–	–	–	–	–	–

Net Change	$131	$2,246	$28	$1,011	$11	$1,000	$–	$1,000

*	For the six-month period ended June 30, 2002.
**	For the period from October 31, 2001 (commencement of operations) through December 31, 2001.

8.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advising services pursuant to an agreement with SAFECO Asset Management Company. The fees paid by the Funds under the contract are based on a percentage of each day’s net assets, which, on an annual basis, are as follows:

Growth Opportunities, Equity, Dividend Income, Northwest, Balanced and U.S. Value Funds:		Small Company Value Fund:		International Stock Fund:
First $250 million	.70%	First $250 million	.75%	First $250 million	1.00%
Next $500 million	.65	Next $500 million	.70	Next $500 million	.90
Next $500 million	.60	Next $500 million	.65	Over $750 million	.80
Over $1.25 billion	.55	Over $1.25 billion	.60

U.S. Growth Fund:		Small Company Growth Fund:
First $250 million	.80%	First $250 million	1.00%
Next $500 million	.75	Over $250 million	.80
Next $500 million	.70
Over $1.25 billion	.65

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements
(Unaudited)

SAFECO Asset Management Company pays sub-advisory fees for investment research and advice to the Bank of Ireland Asset Management Company (U.S.) Limited for the International Stock Fund and to Dresdner RCM Global Investors LLC for the Small Company Growth and U.S. Growth Funds.

Fund Accounting and Fund Administration Fees.    SAFECO Asset Management Company receives a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	0.04%	First $200 million	0.05%
Over $200 million	0.01	Over $200 million	0.01

Transfer Agent, Shareholder Service, and Distribution Fees.    SAFECO Services Corporation receives transfer agent fees. SAFECO Securities, Inc. receives shareholder service and distribution fees.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates at rates equivalent to commercial bank interest rates. At June 30, 2002, no such borrowings were outstanding.

Line of Credit.    The Trust, together with all other management investment companies for which SAFECO Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $125 million is currently available to meet short-term financing needs. At June 30, 2002 no such borrowings were outstanding.

Affiliate Ownership.    At June 30, 2002, SAFECO Insurance Company of America owned 450,000 shares (9% of outstanding shares) of the Northwest Fund, SAFECO Asset Management Company owned 694,490 shares (or 29%) of the International Stock Fund, 519,268 shares (or 33%) of the Balanced Fund, 500,000 shares (or 60%) of the U.S. Value Fund, 500,000 shares (or 86%) of the Small Company Growth Fund and 500,000 shares (or 92%) of the U.S. Growth Fund.

Deferred Offering Costs.    Costs related to the initial offering of the Small Company Growth and U.S. Growth Funds have been deferred and are being amortized to operations on a straight-line basis over a period of twelve months. These costs were advanced by an affiliate and are being reimbursed by the Funds over a twelve-month period.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, SAFECO Asset Management Company agreed to reimburse the Funds (excluding the Small Company Growth and the U.S. Growth Funds) for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.40% of the Funds average daily net assets. Beginning October 31, 2001 (commencement of operations) through December 31, 2002, SAFECO Asset Management Company voluntarily agreed to reimburse the Small Company Growth and the U.S. Growth Funds for operating expenses that exceed on an annual basis 0.60% of the Funds average daily net assets.

Dealer Concessions.    SAFECO Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the six-month period ended June 30, 2002:

(In Thousands)	Commissions Retained

Growth Opportunities Fund	$ 2
Equity Fund	2
Northwest Fund	1

Notes to Financial Statements
(Unaudited)

9.    INVESTMENTS IN AFFILIATES

Each of the companies listed below is an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the six-month period ended June 30, 2002.

(In Thousands)	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends	Market Value of Affiliates at June 30, 2002

SAFECO Growth Opportunities Fund
American Medical Alert Corp.	–	455	–	455	–	$1,187
Concepts Direct, Inc.	480	–	–	480	–	623
Conceptus, Inc.	1,418	436	–	1,854	–	30,577
Endocare, Inc.*	1,072	76	–	1,148	–	–
Harold’s Stores, Inc.	542	–	–	542	–	1,437
IMPCO Technologies, Inc.	–	860	–	860	–	11,259
Matria Healthcare, Inc.	657	185	–	842	–	6,923
Med-Design Corp.	–	1,045	–	1,045	–	13,520
MICROS Systems, Inc.	1,050	12	–	1,062	–	29,426
Nastech Pharmaceutical Co., Inc.	835	–	–	835	–	13,719
NCO Group, Inc.	2,104	–	(564)	1,540	–	33,531
North American Scientific, Inc.	953	–	–	953	–	9,742
PhotoMedex, Inc.	–	1,800	–	1,800	–	2,592
Physiometrix, Inc.	490	–	–	490	–	402
PLATO Learning, Inc.	1,094	146	–	1,240	–	12,236
PolyMedica Corp.	1,198	–	(3)	1,195	–	30,525
Prime Medical Services, Inc.	1,226	–	–	1,226	–	14,250
Provell, Inc.*	662	–	(662)	–	–	–
Rent-Way, Inc.	2,696	–	(26)	2,670	–	34,574
RMH Teleservices, Inc.*	1,037	184	(252)	969	–	–
Serologicals Corp.	1,173	272	(100)	1,345	–	24,607
SpectRx, Inc.	861	–	–	861	–	3,366
Sphinx International, Inc.	832	–	–	832	–	507
Stellant, Inc.	591	945	(195)	1,341	–	6,142
TRM Copy Centers Corp.	710	–	–	710	–	604

						$281,749

SAFECO Small Company Value Fund
International Aircraft Investors, Inc.	187	–	–	187	–	$200

*	Company was not an affiliate at the end of the period.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Trustee and Officer Information
Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES
Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (56)	Trustee	Term: Age 72 Time Served: 11 years	Consultant. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co.

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (64)	Trustee	Term: Age 72 Time Served: 18 years	Retired in 2000 from position as Director of Marketing and Customer Relations, Building Materials Distribution, Weyerhaeuser Company, Tacoma, Washington.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co.

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (67)	Trustee	Term: Age 72 Time Served: 16 years	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co., Director of Cascade Natural Gas Corporation, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (60)	Trustee	Term: Age 72 Time Served: 18 years	President and sole owner of Wallingford Group, Inc., Seattle, Washington, a company consulting on the acquisition/disposition and development of real estate.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co.

INTERESTED TRUSTEE

Randall H. Talbot 5069 154th Place NE Redmond, WA 98052 (48)	Chairman and Trustee	Term: Age 72 Time Served: 1 year	President of SAFECO Life Insurance Company since 1998. From 1975 to 1998 he was President and CEO of Talbot Financial Corporation.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co., Director of Netstock Corporation, Bellevue, Washington

OFFICERS

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (51)	President	Time Served: Six Months
Senior Vice President of SAFECO Life Insurance Company from 1992 to 1998. Since 1998, Executive Vice President and Actuary of SAFECO Life Insurance Company. In November 2001, named Director and President of SAFECO Services Corporation, Director of SAFECO Asset Management Company, Director and President of SAFECO Securities, Inc.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (57)	Vice President Treasurer	Time Served: 7 years
Chairman of SAFECO Asset Management Company; Treasurer and Chief Investment Officer of SAFECO Corporation; Vice President of SAFECO Insurance Companies; Director, Vice President and Treasurer of First SAFECO Life Insurance Company of New York; former Senior Portfolio Manager of SAFECO Insurance Companies and Portfolio Manager for SAFECO Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (45)	Vice President, Secretary, Controller	Time Served: 2 years
Vice President, Treasurer, Controller and Secretary of SAFECO Asset Management Company; Vice President, Treasurer, Controller and Secretary of SAFECO Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of SAFECO Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of SAFECO Investment Services, Inc. since March 2000; Assistant Controller of SAFECO Securities, Inc., SAFECO Services Corporation and SAFECO Asset Management Company from 1996 to June 2000.

Scott D. Murphy 4854 154th Place NE Redmond, WA 98052 (40)	Assistant Controller	Time Served: 2 years
Assistant Controller, SAFECO Asset Management Company and SAFECO Services Corporation since June 2000. Assistant Controller of SAFECO Securities, Inc. since May 2001. Former Senior Vice President and Chief Financial Officer with Nichols Brothers Boat Builders, Inc., a commercial ship building and repair company, from April 1991 to April 2000.

Susan Tracey SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (51)	Assistant Secretary	Time Served: 1 year
Tax Manager for SAFECO Corporation. Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. She has been employed by SAFECO Corporation since 1987.

Stephen Collier SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (49)	Assistant Secretary	Time Served: 1 year
Director of Taxation and Assistant Vice President of SAFECO Corporation; Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. He has been an executive officer of SAFECO Corporation and subsidiaries since 1991.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at SAFECO Securities, Inc. 4854 154th Place NE, Redmond, WA 98052. Telephone 1-800-624-5711 Deaf and Hard of Hearing TTY/TDD Service 1-800-438-8718.

SAFECO COMMON STOCK FUNDS

INVESTMENT ADVISOR
SAFECO Asset Management
    Company

DISTRIBUTOR
SAFECO Securities, Inc.

TRANSFER AGENT
SAFECO Services Corporation

CUSTODIAN
State Street Bank
Chase Manhattan Bank
(International Stock Fund)

FOR CLIENT SERVICES
1-800-624-5711

TTY/TDD
1-800-438-8718

*All telephone calls are tape-recorded
for your protection.

For 24-Hour Automated Performance Information and Transactions
Nationwide: 1-800-835-4391

Mailing Address
SAFECO Mutual Funds
P.O. Box 34890
Seattle, Washington 98124-1890

Internet
www.safecofunds.com

Email
mfunds@safeco.com

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GMF-1054 08/02